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                                                                     EXHIBIT 4.7





                            FISCAL AGENCY AGREEMENT

                                  dated as of

                               November 15, 1993

                                    between

                                   MEDITRUST

                                      and

                              FLEET NATIONAL BANK,
                                as Fiscal Agent
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     FISCAL AGENCY AGREEMENT, dated as of November 15, 1993, between MEDITRUST, a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts (the "Company"), and Fleet National Bank, a banking corporation duly organized and validly existing under the laws of the United States of America.

          1. The Securities. The Company has by a Placement Agency Agreement, dated as of November 2, 1993 (the "Placement Agency Agreement"), among the Company and NatWest Securities Limited, as representative of the several placement agents (collectively, the "Placement Agents"), agreed to issue up to U.S.$86,250,000 aggregate principal amount of its 6-7/8% Convertible Debentures Due 1998 (hereinafter referred to as the "Securities"). Interest on the Securities shall be calculated on the basis of a 360 day year comprised of twelve 30 day months. Except as set forth in the next sentence, the Securities will initially be issued in temporary form, and will subsequently be exchanged for Securities in definitive form either as bearer Securities ("Bearer Securities"), in denominations of U.S. $1,000 and U.S. $10,000 and with interest coupons attached, representing the semiannual interest payable thereon, or as fully registered Securities ("Registered Securities"), in denominations of U.S. $1,000 and integral multiples thereof. The Securities in definitive form shall be substantially in the form of Exhibit A hereto (the "Definitive Securities"). The Securities will be convertible as provided in Section 4 of the Definitive Securities and Section 7 hereof. The Securities may be redeemed by the Company as provided in Section 3 of the Definitive Securities and Section 6 hereof. The temporary global debenture in respect of the Securities will be issued in bearer form without coupons in the aggregate principal amount of the entire issue of Securities, substantially in the form of Exhibit B hereto (the "Global Security"). The Definitive Securities and the Global Security shall contain such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistent herewith, be determined by the officer of the Company executing such Securities, as evidenced by his execution of such Securities.

          2.   Appointment of Agents and Security Registrar.

               (a) The Company hereby appoints Fleet National Bank, at present having its principal corporate trust office at 111 Westminster Street, Providence, Rhode Island 02903 and having an agent with an office in London at Fleet Bank of Massachusetts, N.A., 40-41 St. Andrews Hill, London EC4V 5DE England, as its fiscal agent in respect of the Securities upon the terms and subject to the conditions herein set forth. (Fleet National Bank and its successor or successors as such fiscal agent qualified and appointed in accordance with Section 11 hereof are herein called the "Fiscal Agent.") The Fiscal Agent shall have the
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powers and authority granted to and conferred upon it herein and in the
Securities, and such further powers and authority, acceptable to it, to act on behalf of the Company as the Company may hereafter grant to or confer upon it.

               (b) In addition, the Company hereby appoints Fleet National Bank at present located at 111 Westminster Street, Providence, Rhode Island 02903 acting through its agent's office in London at Fleet Bank of Massachusetts, N.A., 40-41 St. Andrews Hill, London EC4V 5DE England, as its paying agent in respect of the Securities upon the terms and subject to the conditions herein set forth. (Fleet National Bank and its successor or successors as such paying agent qualified and appointed in accordance with
Section 11 hereof are herein called the "Paying Agent.") The Paying Agent shall have the powers and authority granted to and conferred upon it herein and in the Securities, and such further powers and authority, acceptable to it, to act on behalf of the Company as the Company may hereafter grant to or confer upon it. As used herein, "paying agencies" shall mean paying agencies maintained by the Company as provided in Section 12(f) hereof.

               (c) The Company hereby appoints Fleet National Bank, at present located at 111 Westminster Street, Providence, Rhode Island 02903, acting through its agent's office in London at Fleet Bank of Massachusetts, N.A., 40-41 St. Andrews Hill, London EC4V 5DE England, as its conversion agent in respect of the Securities upon the terms and subject to the conditions herein set forth (Fleet National Bank and its successor or successors as such conversion agent qualified and appointed in accordance with Section 11 hereof are herein called the "Conversion Agent," and the Paying Agent, the Conversion Agent, the Transfer Agents (as herein defined) and the Fiscal Agent are sometimes herein referred to severally as an "Agent" and, collectively, as the "Agents"). The Conversion Agent shall have the powers and authority granted to and conferred upon it herein and in the securities, and such further powers and authority, acceptable to it, to act on behalf of the Company as the Company may hereafter grant to or confer upon it. As used herein, "conversion agencies" shall mean conversion agencies maintained by the Company as provided in Section 12(f) hereof.

               (d) The Company shall cause to be kept at the principal corporate trust office of the Fiscal Agent a register (the registers maintained in such office and in any other office or agency designated for such purpose (which office shall be located outside of the United Kingdom) being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Fiscal Agent is hereby appointed "Security Registrar" for the





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purpose of registering Registered Securities and transfers of Registered
Securities as herein provided.

          3.   Registration and Transfer.

               (a) Upon surrender for registration of transfer of any Registered Security at any office or agency designated for such purpose by the Company pursuant to Section 12(g) hereof, the Company shall execute, and the Fiscal Agent shall authenticate and register and make available for delivery, in the name of the designated transferee or transferees, one or more new Registered Securities of any authorized denominations and of a like aggregate principal amount.

               (b) Bearer Securities may, at the option of the holder thereof, be exchanged for an equal aggregate principal amount of Registered Securities in denominations of $1000 and integral multiples thereof without coupons and/or Bearer Securities of authorized denominations, upon surrender of the Bearer Securities to be exchanged at any office or agency designated for such purpose by the Company pursuant to Section 12(g), with all unmatured coupons and all matured coupons in default thereto appertaining. If such holder is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment (which payment shall be deposited in the Company's account with the Fiscal Agent) in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company in writing if there be furnished to it such security or indemnity as it may require to save it, the Fiscal Agent, the Paying Agent and any paying agency harmless. If thereafter the holder of such Security shall surrender to any paying agency any such missing coupon in respect of which such a payment shall have been made, such holder shall be entitled to receive the amount of such payment (which shall be provided to the Fiscal Agent by the Company).

               Registered Securities may, at the option of the holder thereof, be exchanged for Registered Securities of any other authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any office or agency designated for such purpose by the Company pursuant to Section 12(g). Registered Securities shall not be exchangeable for Bearer Securities. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Fiscal Agent shall authenticate and deliver the Registered Securities which the holder making the exchange is entitled to receive.

               (c) All Securities issued upon any registration of transfer or exchange of Securities shall be the valid





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obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Securities surrendered upon such registration of transfer or exchange.

               (d) Every Registered Security presented for registration of transfer or surrendered for exchange shall be duly endorsed in blank, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Fiscal Agent and the Transfer Agent to which such Security is presented or surrendered and the Security Registrar, duly executed by the holder thereof or his attorney duly authorized in writing. In the case of Registered Securities, all such instruments shall comply with the provisions of paragraph (a) above. The registration of the transfer of a Registered Security by the Security Registrar shall be deemed to be the written acknowledgement of such transfer by the Company.

               (e) No service charge shall be made for any exchange or registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities, other than exchanges pursuant to Section 4 hereof or not involving any registration of transfer.

               (f) Neither the Company nor the Fiscal Agent nor any of the offices or agencies designated for the purposes specified in Section 12(f) nor any Transfer Agent shall be required (i) to exchange Bearer Securities for Registered Securities during the period between the close of business on the Record Date (as defined in Section 5 hereof) and the opening of business on the next succeeding interest payment date, (ii) to exchange any Bearer Security (or portion thereof) for a Registered Security if the Company shall have determined and informed the Fiscal Agent in writing that, as a result thereof, the Company may incur adverse consequences under the Federal income tax laws and regulations (including proposed regulations) of the United States in effect or proposed at the time of such exchange, or (iii) in the event of a redemption in part, (A) to register the transfer of Registered Securities or to exchange any Bearer Securities for Registered Securities during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities to be redeemed, or (B) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except portions not being redeemed of Securities being redeemed in part, or (C) to exchange any Bearer Security called for redemption; provided, however, that a Bearer Security called for redemption may be exchanged, on the terms and conditions set forth above, for a Registered Security that is simultaneously surrendered, with written instruction for payment on the date fixed for redemption,





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unless the redemption date is between the close of business on any Record Date and the close of business on the next succeeding interest payment date, in which case such exchange may only be made prior to the Record Date immediately preceding the redemption date.

          4.   Global Security; Exchange.

               (a) The Securities shall initially be in the form of the Global Security. The Global Security shall be authenticated by the Fiscal Agent upon the order of the Company on the same conditions, in substantially the same manner and with the same effect as the Definitive Securities. The Global Security will be issued upon payment to the Company or its order in United States dollars in next-day funds by check or wire transfer to a United States dollar account designated by the Company, at 2:30 p.m., London time, on November 15, 1993, or at such other time on the same or such other date, not later than 5:00 p.m., London time, on the fifth business day in London thereafter, as the Placement Agents and the Company may agree. Such payment will be made (1) upon authorization from the Placement Agents and (2) against delivery of the Global Security for the balance of the Securities to The Chase Manhattan Bank, N.A., London office, as depositary (the "Common Depositary") for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System (the "Euroclear Operator"), and Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL S.A."). The Global Security shall be held on deposit with the Common Depositary for the accounts of the Euroclear Operator and CEDEL S.A., for credit to the Placement Agents' respective Securities Clearance Accounts (or to such other accounts as the Placement Agents may have specified) with the Euroclear Operator or CEDEL S.A.

               (b) Without unnecessary delay but in any event not less than 15 days prior to the Exchange Date (as defined below), the Company will execute and deliver to the Fiscal Agent at its agent's office in London Definitive Securities in the aggregate principal amount outstanding in the Global Debenture. "Exchange Date" means the date following the expiration of the 40-day period commencing on the Closing Date. On or after the Exchange Date, the Global Security may be surrendered to the Fiscal Agent to be exchanged, as a whole or in part, for Definitive Bearer Securities without charge, and the Fiscal Agent shall authenticate and deliver, in exchange for such Global Security or the portions thereof to be exchanged, an equal aggregate principal amount of Definitive Bearer Securities, but only upon presentation to the Fiscal Agent at its agent's office in London of a certificate of the Euroclear Operator or CEDEL S.A. with respect to the Global Security or portions thereof being exchanged, substantially in the form of Exhibit C hereto, to the effect that Morgan Guaranty Trust Company of New York as





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operator of the Euroclear System (the "Euroclear Operator") or Centrale de
Livraison de Valeurs Mobilieres S.A. ("CEDEL S.A.") has received a certificate or certificates in substantially the form set forth in Exhibit D hereto dated no earlier than 15 days prior to the Exchange Date and signed by the person appearing in its records as the owner of the Global Security or portions thereof being exchanged. Similarly, after the Exchange Date, portions of the Global Security may be exchanged for an equal aggregate principal amount of Definitive Registered Securities upon presentation to the Fiscal Agent at its agent's office in London of a certificate substantially in the form of Exhibit E hereto.

               (c) Only Bearer Securities may be issued upon receipt by the Euroclear Operator or CEDEL S.A. of a certificate or certificates in the form of Exhibit D hereto. Bearer Securities will be delivered only outside the United States, its territories or possessions. Only Registered Securities may be issued upon receipt by the Euroclear Operator or CEDEL S.A. of a certificate or certificates in the form of Exhibit E hereto.

               (d) The delivery to the Fiscal Agent by the Euroclear Operator or CEDEL S.A. of any certificate referred to above may be relied upon by the Company and the Fiscal Agent as conclusive evidence that a corresponding certificate or certificates has or have been delivered to the Euroclear Operator or CEDEL S.A. pursuant to the terms of this Agreement.

               (e) Upon any such exchange of a portion of the Global Security for a Definitive Security or Securities, the Global Security shall be endorsed by the Fiscal Agent to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Definitive Security or Securities. Until so exchanged in full, the Global Security shall in all respects be entitled to the same benefits under this agreement as Definitive Securities authenticated and delivered hereunder.

          5.   Payment.

               (a) The Company will pay or cause to be paid to the Paying Agent the amounts, at the times and for the purposes, set forth herein and in the text of the Securities, and the Company hereby authorizes and directs the Paying Agent to make payment of the principal of and interest on and Additional Amounts (as defined in Section 2 of the Definitive Securities), if any, on the Securities from such payments.

               (b) At least 15 days prior to the date on which any payment of Additional Amounts shall be required to be made pursuant to Section 2 of the Definitive Securities, the Company will furnish the Paying Agent, each other paying agency of the





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Company and the Fiscal Agent with a certificate of one of its duly authorized officers instructing the Paying Agent and each other paying agency of the Company as to the amounts required (i) to be deducted or withheld for or on account of any taxes described in Section 2 of the Definitive Securities from a payment to be made on that date and (ii) to be paid to each holder of Securities or coupons as Additional Amounts pursuant to that paragraph. If the foregoing amounts are not uniform for all holders, then the Company's certificate shall specify by country of residence or other factor, with reasonable clarity, the amounts required to be deducted or withheld and to be paid as Additional Amounts for each holder or class of holders of the Securities or coupons. In the absence of its receipt of any such certificate from the Company, the Paying Agent may make payment without deduction or withholding. The Company hereby agrees to indemnify the Paying Agent, each other paying agency of the Company and the Fiscal Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part, arising out of or in connection with actions taken or omitted by any of them in reliance on any certificate furnished pursuant to this Section.

               (c) Interest on any Registered Security that is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the person in whose name that Security is registered at the close of business on the May 1 or November 1 immediately preceding such interest payment date (each a "Record Date"). In case a Bearer Security is surrendered for exchange for a Registered Security after the close of business on any Record Date and before the opening of business on the next succeeding interest payment date, the Fiscal Agent shall not be required to perform such transfer or exchange of such Security.

               (d) In the case of any Registered Security which is converted after any Record Date and on or prior to the next succeeding interest payment date (other than any Registered Security called for redemption prior to such interest payment date), interest that is payable on such interest payment date shall be payable on such interest payment date notwithstanding such conversion, and such interest shall be paid to the person in whose name that Registered Security is registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest that is payable after the date of conversion on such Security shall not be payable.

               (e) Any interest on any Registered Security that is payable, but is not punctually paid or duly provided for, on any interest payment date shall forthwith cease to be payable to the registered holder thereof on the relevant Record Date by virtue of having been such holder, and such defaulted interest





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may be paid by the Company to the registered holder of such Registered Security on a subsequent record date established by the Company in any lawful manner if, after written notice given by the Company to the Fiscal Agent of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Fiscal Agent.

               (f) Subject to the foregoing provisions of this Section 5, each Security delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Security shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

               (g) In order to provide for the payment of the principal of and interest on the Securities as the same shall become due and payable, the Company shall pay to the Paying Agent at its agent's office in London, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts therein, and in same day funds, the following amounts (and the Company shall give notice to the Fiscal Agent at least one full business day prior to the date payment is due to the Paying Agent as to the means of such payment), to be held and applied by the Paying Agent as hereinafter set forth:

                    (i) The Company shall pay to the Paying Agent on the business day immediately prior to each interest payment date in immediately available funds an amount sufficient to pay the interest due on (and Additional Amounts, if any, on) all the Securities outstanding on such interest payment date, and the Paying Agent shall apply the amounts so paid to it to the payment of such interest (and Additional Amounts, if any) on such interest payment date.

                  (ii) If the Company shall elect, or shall be required, to redeem the Securities in accordance with Section 6 hereof, the Company will pay to the Paying Agent on the business day immediately prior to the date fixed for redemption thereof in immediately available funds an amount sufficient (with any amount then held by the Paying Agent and available for the purpose) to pay the redemption price of the Securities called for redemption on the redemption date or entitled to be redeemed, together with accrued interest thereon (and Additional Amounts, if any, thereon) to the date fixed for redemption if such redemption date occurs on an interest payment date, and the Paying Agent shall apply such amount to the payment of the redemption price and accrued interest (and Additional Amounts, if any) in accordance with the terms of the Securities.





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                   (iii)  On the business day immediately prior to the maturity date of the Securities, the Company shall pay to the Paying Agent in immediately available funds an amount which, together with any amounts then held by the Paying Agent, and available for payment thereof, shall be equal to the entire amount of principal and interest (and Additional Amounts, if any) to be due on such maturity date on all the Securities then outstanding, and the Paying Agent shall apply such amount to the payment of the principal of and interest on (and Additional Amounts, if any, on) the Securities in accordance with the terms of the Securities.

          6. Redemption. If, under the circumstances described in Section 3 of the Definitive Securities, the Company shall elect to redeem the outstanding Securities, the following provisions shall be applicable:

               (a) The Company shall, at least 75 days (or such shorter period as shall be reasonably acceptable to the Fiscal Agent) before the date designated for any redemption, give written notice to the Agents of its election to redeem the outstanding Securities on the redemption date specified in such notice and state in such notice that the conditions precedent to such redemption have occurred and describe them and shall request the Fiscal Agent to arrange for publication and mailing of the notice specified in clause (c) below.

               (b) In case the Company shall give notice to the Agents of its election to redeem the Securities, the Fiscal Agent shall cause to be published on behalf of the Company a notice of redemption in accordance with the provisions of Section 3 of the Definitive Securities and shall mail by first-class mail a copy of the notice to each holder of a Registered Security at the address of such holder as it shall appear in the Security Register. The Fiscal Agent shall send a copy of such notice of redemption to the Company, the Paying Agent (if different from the Fiscal Agent) and each other paying agency of the Company.

               (c) Such notice shall be published on behalf and at the expense of the Company in an Authorized Newspaper (as defined in Section 19 hereof), as provided in Section 19 of this Agreement and Section 3 of the Definitive Securities. In the case of a redemption in whole at the option of the Company, notice will be given once not more than 60 nor less than 30 days prior to the date fixed for redemption. In the case of a partial redemption, notice will be given twice, the first such notice to be given not more than 75 nor less than 60 days prior to the date fixed for redemption and the second such notice to be given not more than 60 and not less than 30 days prior to the date fixed for redemption. The Company shall notify the Fiscal Agent





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promptly of the specific outstanding Securities to be called for redemption.

               Notwithstanding any other provision of this Section 6, with respect to redemptions described in Section 3(a) of the Definitive Securities, the Securities will be immediately redeemable, at the option of and upon notice by the Company to the Fiscal Agent as provided in this Section 6, to the extent deemed sufficient in the opinion of the Company's Board of Trustees to prevent the holder of such Securities or any other person having an interest therein if the Securities were thereupon converted from being deemed to own shares of beneficial interest of the Company ("Shares") in excess of the limits prescribed in Article VI, Section 6.15 of the Company's Restated Declaration of Trust, as amended, provided the Company shall notify the Fiscal Agent from time to time with respect to the number of Shares that would exceed such limits.

          7.   Conversion of Securities.

               (a)  Subject to and upon compliance with the provisions of this
Section 7, at the option of the holder thereof, any Definitive Security or, in the case of any Registered Security or Bearer Security of a denomination other than $1,000, any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at any time on or after the date which is, in the case of Bearer Securities, the Exchange Date, at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable Shares as set forth in the Definitive Securities. The price at which Shares shall be delivered upon conversion (herein called the "Conversion Price") shall be initially $37.125 per Share. The Conversion Price shall be adjusted in certain instances as provided in paragraphs (c)(i), (ii), (iii), (iv), (vi) and
(vii) of Section 4 of the Definitive Securities. Notwithstanding the foregoing, a holder may not convert any Security, and such Security shall not be convertible by any holder, if as a result of such conversion any person would then be deemed to own Shares in excess of the limits prescribed in
Article VI, Section 6.15 of the Company's Restated Declaration of Trust, as amended.

               (b) In order to exercise the conversion privilege, the holder of any Security to be converted shall surrender such Security, or, if less than the entire principal amount of a Registered Security or Bearer Security of a denomination other than $1,000 is to be converted, the portion thereof to be converted, together with all unmatured coupons and any matured coupons in default appertaining thereto, at the office of the Conversion Agent or any office or agency of the Company maintained for that purpose pursuant to Section 12(f), accompanied by written notice, in substantially the form set forth in the Definitive Security, to the Company, at such office





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or agency that the holder elects to convert such Security.  Registered
Securities surrendered for conversion during the period after the close of business on any Record Date next preceding any interest payment date to the close of business on such interest payment date shall (except in the case of Registered Securities or portions thereof which have been called for redemption on a redemption date within such period) be accompanied by payment of an amount equal to interest payable on such interest payment date on the principal amount being surrendered for conversion. Except as otherwise provided in the immediately preceding sentence and subject to Section 5(d), no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Shares issued upon conversion.

               (c) Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the holders of such Securities as holders shall cease, and the person or persons entitled to receive the Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Shares at such time. As promptly as practicable on or after the conversion date, the Company shall cause to be issued or delivered at such office or agency a certificate or certificates for the number of full Shares issuable or deliverable upon conversion, together with payment, in lieu of any fraction of a share, as provided below.

               (d) In the case of any Registered Security or Bearer Security of a denomination other than $1,000 which is converted in part only, upon such conversion the Company shall execute and the Fiscal Agent shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Security or Securities of any authorized kind or denomination as requested by such holder, in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

               (e) No fractional Shares shall be issued or delivered upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable or deliverable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or, in the case of Registered Securities or Bearer Securities of a denomination other than $1,000, specified portions thereof) so surrendered. Instead of any fractional Share which would otherwise be issuable or deliverable upon conversion of any Security or Securities (or, in the case of Registered Securities or Bearer Securities of a denomination other than $1,000, specified portions thereof), the Company shall pay a cash





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adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price per Share (as defined in the Definitive Securities) at the close of business on the day preceding the day of conversion.

               (f) Whenever the Conversion Price is adjusted as provided in the Definitive Securities:

                    (i) the Company shall compute the adjusted Conversion Price in accordance with the terms of the Definitive Securities and shall prepare a certificate signed by the President, any Vice President or the Treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Conversion Agent and at each office or agency maintained for the purpose of conversion of Securities pursuant to
          Section 12(f); and

                    (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be required, and, as soon as practicable after it is required, the Company shall promptly cause a notice setting forth the adjusted Conversion Price to be given to the holders of the Securities as provided in Section 19.

               (g)  In case:

                    (i) the Company shall declare a dividend (or any other distribution) on its Shares payable otherwise than in cash out of its retained earnings (excluding dividends payable in Shares for which adjustment is made pursuant to the terms of the Definitive Securities); or

                    (ii) the Company shall authorize the granting to the holders of its Shares of rights or warrants to subscribe for or purchase any equity securities of any class or of any other rights; or

                    (iii) of any reclassification of the Shares of the Company (other than a subdivision or combination of its outstanding Shares) or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                    (iv) of the involuntary dissolution, liquidation or winding up of the Company; or

                    (v) the Company proceeds to take any other action which would require an adjustment of the Conversion Price pursuant to the Definitive Securities;

then the Company shall cause to be filed with the Conversion Agent and at each office or agency maintained for the purpose of conversion of Securities a notice setting forth the anticipated adjusted Conversion Price and a brief statement of the facts requiring such adjustment, and shall cause notice to be given as provided in Section 19 except that notice need be given once at least 20 days (or 10 days in any case specified in clause (i) or (ii) above) prior to the applicable record date hereinafter specified, stating (x) the date on which a record is to be established for the purpose of such dividend, distribution, or grant of rights or warrants or, if a record is not to be established, the date as of which the holders of Shares of record to be entitled to such dividend, distribution, rights or warrants is to be determined, or (y) the date on which a reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up or other action is expected to become effective, and the date as of which it is expected that holders of Shares of record shall be entitled to exchange their Shares for the securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up or other action. The failure to give notice required by this Section or any defect therein shall not affect the legality or validity of any dividend, distribution, rights, warrants, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, or other action, or the vote on any such action.

               (h) The Company shall, at all times from and after the date on which the Securities are convertible into Shares, have reserved and available, free from preemptive rights, out of its authorized but unissued Shares, for the purpose of effecting the conversion of Securities, the full number of Shares then issuable upon the conversion of all Securities.

               (i) The Company covenants that all Shares which may be issued or delivered upon conversion of Securities will upon issuance be fully paid and nonassessable and, except as provided in Section 13, the Company will pay all stamp, excise or similar taxes or duties, liens and charges with respect to the issue thereof.

               (j) All converted Securities shall be held by the Company, and may, at any time, be delivered to the Fiscal Agent for cancellation, which shall hold or dispose of the same in accordance with its policy for disposal of canceled Securities or as otherwise directed by the Company. Converted Securities shall not be transferred. The Company will promptly give, or cause to be given, written notice to the Fiscal Agent of the serial numbers of all Securities which have been converted.

               (k) In case of any consolidation with, or merger of the Company into, any other corporation, or in case of any merger of another corporation into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Shares of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, the corporation formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Fiscal Agent an amendment to the Fiscal Agency Agreement providing that the holder of each Definitive Security shall have the right during the period such Security shall be convertible as specified in the Definitive Securities to convert such Securities only into the kind and amount of securities, cash, and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of Shares of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer assuming, if such consolidation, merger, sale or transfer is prior to the period such Security shall be convertible, that the Securities were convertible at such time at the initial Conversion Price as adjusted pursuant to the terms of the Definitive Securities. Such amendment shall provide for adjustments which, for events subsequent to the effective date of such amendment, shall be as nearly equivalent as may be practicable, as determined by the Company, to the adjustments provided for in the Definitive Securities. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

               (l) Subject to Section 11(j), neither the Fiscal Agent nor the Conversion Agent or agency appointed by the Company shall at any time be under any duty or responsibility to any holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in the Definitive Securities provided to be employed, in making the same. Neither the Fiscal Agent nor the Conversion Agent or agency appointed by the Company shall be accountable with respect to (i) the validity or value (or the kind or amount) of any Shares or of any securities or property which may at any time be issued or delivered upon the conversion of any Security or (ii) the calculation of the Conversion Price; and neither the Fiscal Agent nor the Conversion Agent or agency appointed by the Company makes any representation with respect thereto. Neither the Fiscal Agent nor the Conversion Agent or agency appointed by the Company shall be responsible for any acts or omissions of the Company including without limitation any failure of the Company to issue, transfer or deliver any Shares or Share certificates or other securities or property or to make any cash payment upon the delivery of any Security for the purpose of conversion or to comply with any of the covenants contained in this Section 7.

               (m) The Fiscal Agent has no duty to determine when an adjustment under this paragraph 7 should be made, how it should be made or whether it should be made. The Fiscal Agent shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of the Securities or the calculation of the Conversion Price.

          8. Surrendered Securities. All Securities, together with any coupons appertaining thereto, surrendered for payment, redemption, retirement, transfer or exchange and all coupons paid through the application of interest installments shall be delivered to the Fiscal Agent. In any such case the Fiscal Agent shall cancel all Securities and coupons not previously canceled and dispose of or deliver all such Securities and coupons to the Company in accordance with the Fiscal Agent's policy for disposal of canceled securities.

          9. Mutilated, Destroyed, Stolen or Lost Securities. The Fiscal Agent is hereby authorized, in accordance with the provisions of the Securities and this Section, from time to time to authenticate and deliver Securities in exchange for or in lieu of Securities that become mutilated, destroyed, stolen or lost, upon receipt of indemnity and such other documents or proof as may be required in form and substance satisfactory to the Fiscal Agent and the Company. Every Security authenticated and delivered in exchange for or in lieu of any such Security shall be considered the obligation of the Company and shall carry all the rights to interest accrued and unpaid and to accrue which were carried by such Security, and notwithstanding anything to the contrary herein contained, any new Bearer Security shall have attached thereto such coupons that neither gain nor loss in interest shall result from such exchange or substitution.

          10. Signatures. Securities shall be executed on behalf of the Company by its Chairman, its President, its Secretary, any Vice President or its Treasurer or any Assistant Secretary, any of whose signatures may be manual or in facsimile, and any coupons appertaining thereto shall be executed on behalf of the Company by the facsimile signature of its Chairman, its President, its Secretary, any Vice President or its Treasurer or any Assistant Secretary. Any signature in facsimile may be imprinted or otherwise reproduced on the Securities. The Company may adopt and use the signature or facsimile signature of any person who shall be a Chairman, President, Secretary, Vice President, Treasurer or Assistant Secretary at the time of the execution of the Securities, notwithstanding the fact that at the time the Securities shall be authenticated and delivered, or disposed of, such person shall have ceased to have held such office by virtue of which such person so executed such security.

          11. Agreements Concerning Agents. Each of the Agents accepts its obligations herein and in the Securities, upon the terms and conditions hereof and thereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Securities and coupons shall be subject:

          (a) Each of the Agents shall be entitled to reasonable compensation for all services rendered by such Agent, as separately agreed to from time to time by the Company and such Agent, and the Company agrees to pay promptly such compensation and to reimburse each of the Agents for the reasonable out-of-pocket expenses (including, but not limited to, reasonable counsel fees and expenses) incurred by such Agent in connection with the services rendered by it hereunder. The Company also agrees to indemnify each of the Agents and each other paying agency and conversion agency of the Company for, and to hold it harmless against, any loss, liability or expense (including the costs and expenses of defending against any claims of liability, including the reasonable fees and expenses of its counsel) incurred without negligence or bad faith on the part of such Agent or other paying agency and conversion agency, arising out of or in connection with its acting as an Agent or other paying agency and conversion agency of the Company hereunder or otherwise in connection with the Securities. The obligations of the Company under this clause (a) shall survive payment of the Securities or the resignation or removal of any Agent or paying agency and conversion agency.

          (b) In acting under this Agreement and in connection with the Securities, each of the Agents and each other paying agency and conversion agency of the Company is acting solely as agent of the Company, and does not assume any obligation, or relationship of agency or trust, for or with any of the owners or holders of the Securities or coupons, except that all funds held by the Paying Agent or any other paying agency of the Company for payment of principal of or interest on (or Additional Amounts, if any, on) the Securities shall be held in trust but need not be segregated from other funds except as required by law and as set forth herein and in the Securities, and shall be applied as set forth herein and in the Securities; provided, however, that monies paid by the Company to the Paying Agent or any other paying agency of the Company for the payment of principal of or interest on (or Additional Amounts, if any, on) Securities remaining unclaimed at the end of two years after such principal or interest (or Additional Amounts, if any) shall have become due and payable shall be repaid to the Company, as provided and in the manner set forth in the Definitive Securities, whereupon the aforesaid trust shall terminate and all liability of the Paying

Agent or such other paying agency of the Company with respect thereto shall cease.

          (c) Each of the Agents and each other paying agency and conversion agency of the Company may consult with one or more counsel satisfactory to it (including counsel to the Company), and the written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

          (d) Each of the Agents and each other paying agency and conversion agency of the Company shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered by it in reliance upon any Security or coupon, notice, direction, consent, certificate, affidavit, statement or other paper or document believed in good faith by such Agent or such other paying agency and conversion agency of the Company to be genuine and to have been signed by the proper party or parties.

          (e) Each of the Agents and each other paying agency and conversion agency of the Company, its officers, directors and employees may become the owner of, or acquire any interest in, any Securities or coupons, with the same rights that it or they would have if it were not an Agent or such other paying agency of the Company hereunder, and may engage or be interested in any financial or other transaction with the Company and its affiliates and may act on, or as depositary, trustee or agent for, any committee or body of holders of Securities or other obligations of the Company, as freely as if it were not an Agent or a paying agency or conversion agency of the Company hereunder.

          (f) Neither the Paying Agent nor any other paying agency of the Company shall be under any liability for interest on, or have any responsibility to invest, any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Securities.

          (g) The recitals contained herein and in the Securities (except in the Fiscal Agent's certificates of authentication), shall be taken as the statements of the Company, and the Agents assume no responsibility for the correctness of the same. None of the Agents makes any representation as to the validity or sufficiency of this Agreement or the Securities or coupons or the Company's Offering Memorandum dated October 29, 1993 and amended on November 2, 1993, or any other offering material, except for such Agent's due authorization to execute this Agreement. Neither the Agents nor any other paying agency of the Company shall be accountable for the use or application by the Company of the proceeds of any Securities.

          (h) The Agents and each other paying agency and conversion agency of the Company shall be obligated to perform such duties and only such duties as are herein and in the Securities specifically set forth and no implied duties or obligations shall be read into this Agreement or the Securities against the Agents or any other paying agency and conversion agency of the Company. The Agents shall not be under any obligation to take any action hereunder which may tend to involve them in any expense or liability, the payment or reimbursement of which within a reasonable time is not, in their reasonable opinion, assured to them through surety or other indemnity satisfactory to such Agents.

          (i) Unless herein or in the Securities otherwise specifically provided, any order, certificate, notice, request, direction, or other communication, from the Company made by or given by it under any provision of this Agreement shall be in writing and shall be sufficient if signed by the Chairman, President, Secretary, Assistant Secretary, any Vice President or Treasurer of the Company.

          (j) Anything in this Agreement to the contrary notwithstanding, none of the Agents shall incur any liability hereunder, except as a result of negligence or bad faith attributable to it or its officers or employees, and shall incur no liability for the negligence or bad faith of its agents appointed by it with due care; provided that the Agent shall notify the Company of the appointment of any such agents.

          (k) Except as specifically provided herein or in the Securities, none of the Agents shall have any duty or responsibility in case of any default by the Company in the performance of its obligations (including, without limiting the generality of the foregoing, any duty or responsibility to accelerate all or any of the Securities or to initiate or to attempt to initiate any proceedings at law or otherwise or to make any demand for the payment thereof upon the Company).

          12. Offices, Resignation, Successors, Etc. of Agents; Paying, Conversion and Transfer Agencies.

          (a) The Company agrees that, until none of the Securities and coupons is outstanding or until monies for the payment of all principal of and interest on (and Additional Amounts payable pursuant to Section 2 of the Definitive Securities, if any, on) all outstanding Securities shall have been made available at the office of the Paying Agent and shall have been returned to the Company as provided in the Securities, there shall at all times be a Fiscal Agent in Providence, Rhode Island or the Borough of Manhattan, New York City, which shall be a bank or trust company organized and doing business under the laws of the United States of America or of any State of the

United States of America, in good standing and authorized under such laws to exercise corporate trust powers, a Paying Agent and a Conversion Agent having offices or agents in a city in Western Europe and in either Providence, Rhode Island or New York City, which shall be a bank or trust company organized, in good standing and doing business under the laws of the United States of America or of any State of the United States of America, and a paying agency and a conversion agency in at least one city in Western Europe, which shall be Luxembourg so long as the Securities are listed on the Luxembourg Stock Exchange.

          (b) Each of the Agents may at any time resign as such Agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall never be less than ninety days after receipt of such notice by the Company unless the Company agrees to accept less notice. Each of the Agents hereunder may be removed at any time by the filing with it at least 30 days prior to the date of such proposed removal, an instrument in writing signed on behalf of the Company and specifying such removal and the date when it is intended to become effective. Such resignation or removal shall take effect upon the date of the appointment by the Company, as hereinafter provided, of a successor Fiscal Agent, Conversion Agent, Transfer Agent or Paying Agent, as the case may be, and the acceptance of such appointment by such successor Agent. At the time of its resignation or removal, each of the Agents shall be entitled to the payment by the Company of its compensation for the services rendered hereunder and to the reimbursement of all reasonable out-of-pocket expenses incurred in connection with the services rendered hereunder by such Agent.

          (c) In case at any time any of the Agents shall resign, or shall be removed, or shall be incapable of acting, or shall file a voluntary petition as a debtor under Chapter 7 or 11 of Title 11 of the United States Code or have an order for relief-entered against it as a debtor under Chapter 7 or 11 of Title 11 of the United States Code or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if an order of any court shall be entered approving any petition filed by or against the Fiscal Agent under any legislation similar to the provisions of Title 11 of the United States Code or against any of the Agents under the provisions of any legislation similar to the Provisions of Title 11 of the United States Code, or if a receiver of it or of all or any substantial part of its property shall be appointed, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing. Upon the appointment as aforesaid of a successor Agent and acceptance by it of such appointment, the Agent so superseded shall cease to be such Agent hereunder. If no successor Agent shall have been so appointed by the Company and shall have accepted appointment as hereinafter provided, any holder of a Security, on behalf of itself and all others similarly situated, or any Agent may petition any court of competent jurisdiction for the appointment of a successor Agent and shall promptly notify the Company of such action.

          (d) Any successor Fiscal Agent, Conversion Agent, Transfer Agent or Paying Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as such Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Agent shall be entitled to receive, all monies, securities or other property on deposit with or held by such predecessor, as such Agent hereunder.

          (e) Any corporation or bank into which any of the Agents hereunder may be merged or converted, or any corporation or bank with which such Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which such Agent shall be a party, or any corporation or bank to which such Agent shall sell or otherwise transfer all or substantially all the assets and business of such Agent, or any corporation to which the Fiscal Agent shall sell or otherwise transfer all or substantially all of its corporate trust business, provided that it shall be qualified as aforesaid, shall be the successor to such Agent under this Agreement without the execution or filing of any document or any further act on the part of any of the parties hereto.

          (f) So long as there shall be a Fiscal Agent and Paying Agent hereunder, the Company shall maintain agencies (i) where Registered Securities (but not Bearer Securities or coupons) may be presented for surrender and payment (and for the payment of Additional Amounts on the Registered Securities, if any) and where Securities may be surrendered for conversion in Providence, Rhode Island or the Borough of Manhattan, New York City, and (ii) where Securities and coupons may be surrendered for payment (and for the payment of Additional Amounts (pursuant to Section 2 of the Definitive Securities) on Bearer Securities, if any) and where Securities may be surrendered for conversion in at least one city in Western Europe, which shall be Luxembourg so long as the Securities are listed on the Luxembourg Stock

Exchange. The Company now intends to maintain additional agencies (subject to applicable laws and regulations) where Bearer Securities and coupons may be surrendered for payment (and for the payment of Additional Amounts (pursuant to Section 2 of the Definitive Securities) on Bearer Securities, if any), where Registered Securities may be surrendered for payment and where Securities may be surrendered for conversion in London, England and Luxembourg, and during such period to keep the Agents advised of the names and locations of such agencies. Unless the Company shall otherwise notify each of the Agents in writing, the sole such paying agencies and conversion agencies shall be the agencies specified in the Securities. The Company authorizes the Paying Agent to pay to or to the order of the aforesaid agencies, upon demand by such agencies, funds for the payment of the principal of and interest on (and Additional Amounts pursuant to Section 2 of the Definitive Securities, if any,
on) the Securities. Except as otherwise arranged by the Company, the Fiscal Agent shall arrange for the payment of the compensation of such paying agencies for their services as such, and the Company shall pay to the Fiscal Agent from time to time sufficient funds to make such payments.

          (g) So long as there shall be a Fiscal Agent, Paying Agent and Conversion Agent hereunder, the Company shall maintain a Security Registrar and additional transfer agencies (the "Transfer Agents") (i) where Registered Securities may be surrendered for exchange for Registered Securities and (ii) in at least one city in Western Europe, where Bearer Securities may be delivered in exchange for Bearer Securities or for Registered Securities. Consistent with applicable laws and regulations, including the provisions of the federal income tax laws of the United States, such agencies may be the same agencies as or different agencies from those maintained by the Company pursuant to Section 12(f).

          The Company hereby appoints Banque Generale du Luxembourg ("Banque Generale"), 27 Avenue Monterey, L-2951 Luxembourg, as Transfer Agent for such exchanges. The transfer, exchange and registration of transfer or exchange of Registered Securities shall be made by the Fiscal Agent in Providence, Rhode Island or by Banque Generale, as agent for the Fiscal Agent, so long as the Securities are registered on the Luxembourg Stock Exchange.

          13. Taxes. The Company will pay all stamp taxes and other similar duties, if any, that may be imposed by the United States of America or the United Kingdom, or any state or political subdivision thereof or taxing authority therein, with respect to the execution or delivery of this Agreement, or the issuance of the Global Security, or the exchange from time to time of the Global Security for Definitive Securities, or with respect to the issue or delivery of Shares on conversion of

Securities; provided, however, that the Company shall not be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue or delivery of Shares in a name other than that of the holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or duty or has established to the satisfaction of the Company that such tax or duty has been paid.

          14.  Meetings and Votes of Holders.

               (a) A meeting of holders of Securities may be called at any time and from time to time pursuant to this Section for any of the following purposes: (i) to give any notice to the Company or to the Fiscal Agent, or to give any directions to the Fiscal Agent, or to consent to the waiving of any default hereunder or under the Definitive Securities and its consequences, or to take any other action authorized to be taken by holders of Securities pursuant to Section 9 of the Definitive Securities; or (ii) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Securities under any other provision of this Agreement, the Definitive Securities or under applicable law.

               (b) Meetings of holders of Securities may be held at such place or places in Providence, Rhode Island, The City of New York or London as the Fiscal Agent or, in case of its failure to act, the Company or the holders calling the meeting shall from time to time determine.

               (c) The Fiscal Agent may at any time call a meeting of holders of Securities to be held at such time and at such place in any of the locations designated in Section 14(b) hereof as the Fiscal Agent shall determine. Notice of every meeting of holders shall be made as specified in Section 19 hereof, except that such notice shall set forth the time and the place of such meeting, in general terms the action proposed to be taken at such meeting and a general description of regulations applicable to such meeting and shall be published at least three times in the publications specified in such Section 19, the first publication to be not less than 21 nor more than 180 days prior to the date fixed for the meeting.

               (d) In case at any time the Company or the holders of at least 25% in aggregate principal amount of the Securities shall have requested the Fiscal Agent to call a meeting of the holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Fiscal Agent shall not have given the first notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the holders of Securities in the amount above specified may determine the time and the place in either of the locations designated in Section 14(b) hereof for such meeting and may call such meeting to take any action authorized in Section 14(a) hereof by giving notice thereof as provided in Section 14(c) hereof.

               (e) To be entitled to vote at any meeting of holders of Securities, a person shall be (i) a holder of one or more Securities, or (ii) a person appointed by an instrument in writing as proxy for a holder or holders of Securities by such holder or holders, which proxy need not be a holder of Securities. The only persons who shall be entitled to be present or to speak at any meeting of holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Fiscal Agent and its counsel and any representatives of the Company and its counsel.

               (f) The persons entitled to vote a majority in principal amount of the outstanding Securities shall constitute a quorum for the transaction of all business specified in Section 14(a) hereof. No business shall be transacted in the absence of a quorum unless a quorum is represented when the meeting is called to order. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of the holders of Securities (as provided in Section 14(d) hereof), be dissolved. In any other case the meeting shall be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the
adjournment of such adjourned meeting.   Notice of the reconvening of any
adjourned meeting shall be given as provided in Section 14(c) hereof except that such notice need be published only once but must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in principal amount of the Securities shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the Securities that shall constitute a quorum. At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by Section 9 of the Definitive Securities) shall be effectively passed and decided if passed or decided by the persons entitled to vote a majority in principal amount of the Securities represented and voting at such meeting, provided that such amount shall be not less than 25% in principal amount of the Securities outstanding. Any holder of a Security who has executed an instrument in writing appointing a person as his proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, however, that such holder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Any resolution effectively passed or decision taken at any meeting of the holders of Securities duly held in accordance with this Section 14 shall be binding on all the holders of Securities whether or not present or represented at the meeting.

               (g) Notwithstanding any other provision of this Agreement, the Fiscal Agent may make such reasonable regulations as it may deem advisable for any meeting of holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Bearer Securities shall be proved by the production of the Bearer Securities or by a certificate executed, as depositary, by, and the appointment of any proxy shall be proved by having the signature of the person executing the proxy witnessed or guaranteed by, in each case, any trust company, bank or banker satisfactory to the Fiscal Agent. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified herein or other proof. The holding of Registered Securities shall be proved by the registry books maintained in accordance with
Section 2(d) hereof or by a certificate or certificates of the Fiscal Agent in its capacity as the Company's agent for the maintenance of such books.

               (h) The Fiscal Agent shall, by an instrument in writing, appoint a temporary chairperson of the meeting, unless the meeting shall have been called by the Company or by the holders of Securities as provided in
Section 14(d) hereof, in which case the Company or the holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairperson. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

               (i) At any meeting each holder or proxy shall be entitled to one vote for each U.S. $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Securities challenged as not outstanding and ruled by the chairperson of the meeting to be not outstanding. The chairperson of the meeting shall have no right to vote, except as a holder or proxy.

               (j) Any meeting of holders of Securities duly called pursuant to Section 14(c) or 14(d) hereof at which a quorum is present may be adjourned from time to time by vote of the holders (or proxies for the holders) of a majority in principal amount of the Securities represented at the meeting and entitled to vote; and the meeting may be held as so adjourned without further notice.

               (k) The vote upon any resolution submitted to any meeting of holders of Securities shall be by written ballots on which shall be subscribed the signatures of the holders of Securities or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided in Section 14(c) or 14(d) hereof and, if applicable, Section 14(f) hereof. Each copy shall be signed and verified by the affidavits of the chairperson and secretary of the meeting, and one such copy shall be delivered to the Company and another to the Fiscal Agent to be preserved by the Fiscal Agent, the copy delivered to the Fiscal Agent to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          15.  Merger, Consolidation or Sale of Assets.

               (a) If at any time there shall be a merger, consolidation, sale or conveyance of assets or assumption of obligations to which any of the covenants contained in Section 6 of the Definitive Securities pertains, then in any such event the successor or assuming corporation referred to therein will promptly deliver to the Fiscal Agent:

                    (i) A certificate signed by an executive officer of such successor or assuming corporation stating that as of the time immediately after the effective date of any such transaction the covenants of the Company contained in the Definitive Securities have been complied with and the successor or assuming corporation is not in default under the provisions of this Agreement or the Securities, as applicable; and

                   (ii) A written opinion of legal counsel (who may be an employee of or counsel to the successor or assuming corporation) stating that in such counsel's opinion such covenants have been complied with and that any instrument or instruments executed in the performance of such covenants comply with the requirements thereof.

               In case of any such merger, consolidation, sale, conveyance or assumption, such successor or assuming corporation shall succeed to and be substituted for the Company with the same effect, subject to (in the case of a merger to which the Company is a party) Section 6(b) of the Definitive Securities, as if it had been named herein and in the Definitive Securities as the Company; the Company shall thereupon be relieved of any further obligation or liability hereunder or upon the Securities, and the Company, as the predecessor corporation, may thereupon or at any time thereafter be dissolved, wound up or liquidated. If applicable, such successor or assuming corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Securities issuable hereunder which theretofore shall not have been executed on behalf of the Company and delivered to the Fiscal Agent; and, upon the order of such successor or assuming corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Fiscal Agent shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Fiscal Agent for authentication, and any Securities which such successor or assuming corporation thereafter shall cause to be signed and delivered to the Fiscal Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Agreement as the Securities theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Securities had been issued at the date of the execution hereof.

               In case of any merger, consolidation, sale, conveyance or assumption, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be deemed by the Company to be appropriate.

               (b) The Fiscal Agent may rely on the documents delivered to it pursuant to this Agreement by any successor or assuming corporation pursuant to this Section 15 as conclusive evidence that any such merger, consolidation, sale, conveyance or assumption complies with the provisions of this Section and the Securities.

          16. GOVERNING LAW. THIS AGREEMENT, THE SECURITIES AND ANY COUPONS APPERTAINING THERETO SHALL BE GOVERNED BY AND

CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS, UNITED STATES OF AMERICA.

          17. Amendments. This Agreement may be amended by the parties hereto, and certain provisions hereof may be waived, in the manner provided in
Section 9 of the Definitive Securities. This Agreement may also be amended by the parties hereto, without the consent of the holder of any Security, for the purposes set forth in Section 9 of the Definitive Securities and for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or in any manner that the parties may mutually deem necessary or desirable, and that shall not adversely affect the interests of the holders of the Securities.

          18. Agent for Service of Process. As long as any of the Securities or coupons appertaining thereto remain outstanding, the Company will at all times have an authorized agent in the United States of America, upon whom process may be served in any legal action or proceeding arising out of or relating to this Agreement or any Security or any coupons appertaining thereto. Service of process upon such agent and written notice of such service mailed or delivered to the Company shall to the extent permitted by law be deemed in every respect effective service of process upon the Company in any such legal action or proceeding. The Company hereby appoints the Fiscal Agent as its agent for such purpose, and covenants and agrees that service of process in any legal action or proceeding may be made upon it at the office of such agent at 111 Westminster Street, Providence, Rhode Island 02903 Attention: Corporate Trust Department (or such other address as may be the principal corporate trust office of such agent, or such other address as may be the principal corporate trust office of any successor fiscal agent located in the City of New York), unless and until the Company shall designate another agent for such purpose by written notice to the Fiscal Agent. If the Fiscal Agent receives any such service of process, it shall promptly notify the Company of such service.

          19.  Notices.

               All notices hereunder shall be deemed to have been given when deposited in the mail as first class mail, registered or certified, return receipt requested, postage prepaid, addressed to any party hereto as follows:

                                   Address
                                   -------
               The Company         128 Technology Center
                                   Waltham, Massachusetts  02154
                                   Attn:  President

               The Fiscal Agent    111 Westminster Street
                                   Providence, Rhode Island 02903
                                   Attn: Vice President
                                         Corporate Trust

               The Paying Agent    111 Westminster Street
                                   Providence, Rhode Island 02903
                                   Attn: Vice President
                                         Corporate Trust

or at any other address of which any of the foregoing shall have notified the others in writing.

               Notices to holders of the Securities shall be given by publication in an Authorized Newspaper. For purposes of this Agreement, the term "Authorized Newspaper" means a newspaper customarily published on each business day in morning editions, whether or not it shall be published in Saturday, Sunday or holiday editions, such as The Wall Street Journal (Eastern edition) in Providence, Rhode Island or The City of New York, the Financial Times in London and, so long as the Securities are listed on the Luxembourg Stock Exchange, the Luxemburger Wort in Luxembourg. If by reason of the temporary or permanent suspension of publication of any newspaper or by reason of any other cause it shall be impossible to make publication of such notice in an Authorized Newspaper as herein provided, then such publication or other notice in lieu thereof as shall be made by the Fiscal Agent shall constitute sufficient publication of such notice, if such publication or other notice shall, so far as may be possible approximate the terms and conditions of the publication in lieu of which it is given. Notices will be mailed to registered holders of Registered Securities at their registered address as the same shall appear on the books of the Fiscal Agent on the day fifteen days prior to such mailing. The Fiscal Agent shall promptly furnish to the Company and to each other paying agency of the Company a copy of each notice so published or mailed.

          20. Counterparts. This Agreement may be executed in separate counterparts, and by each party separately in a separate counterpart, each such counterpart, when so executed and delivered, to be an original. Such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         MEDITRUST




                         By:

                         Name:

                         Title:



                         Fleet National Bank, as Fiscal Agent




                         By:

                         Name:

                         Title:

                                   EXHIBIT A

                     (FORM OF FACE OF REGISTERED DEBENTURE)


THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     Each purchaser, by its purchase of this Security, represents, acknowledges and agrees that: (1) it is purchasing "restricted" securities which have not been registered under the Securities Act; (2) if it should decide to dispose of any of such Securities, it will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of any of such Securities except (A) pursuant to Rule 144A under the Securities Act, (B) pursuant to Regulation S under the Securities Act, (C) to a sophisticated institutional investor approved as an "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act by a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, (D) pursuant to any other exemption from, or otherwise in a transaction not subject to, the registration requirements of the Securities Act as confirmed in an opinion of U.S. counsel or (E) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable state laws of the United States governing the offer or sale of securities.

                                   MEDITRUST
                (Organized in the Commonwealth of Massachusetts)

                     6-7/8% CONVERTIBLE DEBENTURE DUE 1998

No. R-_______________                                      U.S. $_______________

     Meditrust, a business trust duly organized and existing under the laws of the Commonwealth of Massachusetts (the "Company"), for value received, hereby promises to pay to ________, or registered assigns, the principal sum of __________ Thousand United States Dollars on November 15, 1998 and to pay interest thereon, from November 15, 1993, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on May 15 and November 15, in each year (each an "Interest Payment Date"), commencing May 15, 1994, at the rate of 6-7/8% per annum until the principal hereof is paid or made available for payment. Interest hereon shall be calculated on the basis of a 360 day year comprised of twelve 30 day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Fiscal Agency Agreement, be paid to the person in whose name this Security is registered at the close of business on the Record Date for such interest, which shall be May 1 or November 1 (whether or not a Business Day) next preceding such Interest Payment Date. Except as otherwise provided in the Fiscal Agency Agreement, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Record Date and may be paid at any time in any lawful manner, all as more fully provided in the Fiscal Agency Agreement. Payment of interest on this Security shall be made by United States dollar check drawn on a bank in The City of New York and mailed to the person entitled thereto at his address as it shall appear in the Security Register, or (if arrangements satisfactory to the Company and the Fiscal Agent are made) by wire transfer to a United States dollar account maintained by the payee with a bank in the City of New York; provided, however, that if such mailing is not possible and no such application shall have been made, payment of interest shall be made at the Corporate Trust Office of the Fiscal Agent, or such other office or agency of the Company as may be designated for such purpose in Providence, Rhode Island or The City of New York, in United States currency.

     Reference is hereby made to the further provisions of this Security set forth under Terms and Conditions of the Securities on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Security shall not become valid or enforceable for any purpose unless and until the certificate of authentication hereon shall have been manually signed by a duly authorized signatory of the Fiscal Agent.

     IN WITNESS WHEREOF, the Company has caused this Security to be duly executed in its name by the manual or facsimile signature of a duly authorized signatory.

Dated:  __________, 1993

                                          MEDITRUST


                                     By:
                                          -------------------------------

                                     Name:
                                           ------------------------------

                                     Title:
                                            -----------------------------

                       (FORM OF FACE OF BEARER DEBENTURE)

THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.


                                   MEDITRUST

                (Organized in the Commonwealth of Massachusetts)

                     6-7/8% CONVERTIBLE DEBENTURE DUE 1998

No. B-________                                                    U.S.$________

     Meditrust, a business trust duly organized and existing under the laws of the Commonwealth of Massachusetts (the "Company"), for value received, hereby promises to pay to bearer upon presentation and surrender of this Security the principal sum of ________________ United States Dollars on November 15, 1998, and to pay interest thereon, from November 15, 1993 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on May 15 and November 15 in each year (each an "Interest Payment Date"), commencing May 15, 1994 , at the rate of 6-7/8% per annum, until the principal hereof is paid or made available for payment. Interest hereon shall be calculated on the basis of a 360 day year comprised of twelve 30 day months. Such payments shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, subject to any laws or regulations applicable thereto and to the right of the Company (limited as provided in the Fiscal Agency Agreement) to terminate the appointment of any paying agency, at the main offices of Fleet National Bank or Banque Generale du Luxembourg, 27 Avenue Monterey, L-2951 Luxembourg or at such other offices or agencies outside the United States of America, its territories or possessions as the Company may designate, by United States dollar check drawn on a bank in the City of New York, or (if arrangements satisfactory to the Company and the Fiscal Agent are made) by wire transfer to a United States dollar account maintained by the holder at a bank outside the United States, its territories and its possessions. Interest on this Security shall be paid only at an office or agency located outside the United States, its territories or possessions and, in the case of interest due on or before maturity, only upon presentation and surrender at such an office or agency of the interest coupons hereto attached as they severally mature. No payment on this Security or any coupon will be made at the Corporate Trust Office of the Fiscal Agent or any other paying agency maintained by the Company in the United States, nor will any payment be made by transfer to an account in, or by mail to an address in, the United States, except as may be permitted by United States tax laws and regulations in effect at the time of such payment without detriment to the Company. Notwithstanding the foregoing, payment of this Security and coupons may be made at the office of the Fiscal Agent in Providence, Rhode Island or The City of New York if full payment at all paying agencies outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions.

     Reference is hereby made to the further provisions of this Security set forth under Terms and Conditions of the Securities on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Neither this Security nor any of the coupons attached hereto shall become valid or enforceable for any purpose unless and until the certificate of authentication hereon shall have been manually signed by a duly authorized signatory of the Fiscal Agent.

     IN WITNESS WHEREOF, the Company has caused this Security to be duly executed in its name by the manual or facsimile signature of a duly authorized officer and coupons bearing the facsimile signature of a duly authorized signatory to be annexed hereto.


Dated: __________, 1993


                                             MEDITRUST

                                             By:
                                                ------------------------------

                                             Name:
                                                  ----------------------------

                                             Title:
                                                   ---------------------------

                 (FORM OF FACE OF COUPON ON BEARER DEBENTURES)

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.


                                   MEDITRUST

                     6-7/8% CONVERTIBLE DEBENTURE DUE 1998

                                                              U.S.$_____________

                                                                        Due 1998

     Unless the Security to which this coupon appertains shall have been called for redemption prior to the due date hereof and payment thereof duly provided for or converted or exchanged, on the date set forth hereon, Meditrust (herein called the "Company") will pay to bearer, upon surrender hereof, the amount shown hereon (together with any Additional Amount in respect thereof which the Company may be required to pay according to the terms of said Security) at the paying agencies set out on the reverse hereof or at such other places outside the United States of America, its territories and possessions as the Company may determine from time to time, by United States dollar check drawn on a bank in The City of New York, or (if arrangements satisfactory to the Company and the Fiscal Agent referred to in the Security to which this coupon appertains are made) wire transfer to a United States dollar account maintained by the payee at a bank outside the United States of America, its territories and possessions, being one-half year's interest then payable on said Security.

                                             MEDITRUST

                                             By:
                                                ------------------------------

                                             Name:
                                                  ----------------------------

                                             Title:
                                                   ---------------------------

                              [Reverse of Coupon]

Fleet Bank of Massachusetts, N.A.  Banque Generale du Luxembourg
40-41 St. Andrews Hill             27 Avenue Monterey
     London EC4V 5DE                    L-2951 Luxembourg
England

                         CERTIFICATE OF AUTHENTICATION


     This is one of the Securities described in the within-mentioned Fiscal Agency Agreement.


                                            Fleet National Bank, as Fiscal Agent



                                             By:
                                                -------------------------------
                                                Authorized Signatory

                     Terms and Conditions of the Securities


1.   General.

     (a) This Security is one of a duly authorized issue of Securities of the Company designated as its 6-7/8% Convertible Debentures due 1998 (herein called the "Securities"), limited in aggregate principal amount to U.S.$86,250,000. The Company, for the benefit of the holders from time to time of the Securities, has entered into a Fiscal Agency Agreement dated as of November 15, 1993 (the "Fiscal Agency Agreement"), between the Company and Fleet National Bank, as Fiscal Agent, Paying Agent, Security Registrar and Conversion Agent (the "Fiscal Agent"), to which Fiscal Agency Agreement reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Fiscal Agent, and the holders of Securities and any coupons appertaining thereto and of the terms upon which the Securities are, and are to be, authenticated and delivered. The holders of the Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Fiscal Agency Agreement. A copy of the Fiscal Agency Agreement is on file and may be inspected at the offices of paying agencies appointed by the Company.

     (b) The Securities are issuable as bearer Securities (the "Bearer Securities"), with interest coupons attached, in the denominations of U.S. $1,000 and U.S. $10,000, and as registered Securities (the "Registered Securities"), without coupons, in denominations of U.S. $1,000 and integral multiples thereof. The Registered Securities, and transfers thereof, shall be registered as provided in Section 8 hereof and in the Fiscal Agency Agreement. The holder of any Bearer Security or any coupon and the registered holder of a Registered Security shall (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Security or coupon, as the case may be, regardless of any notice of ownership, theft or loss or of any writing thereon.

     (c) The Securities are direct and unsecured obligations of the Company. There are no restrictions herein on other indebtedness or securities which may be incurred or issued by the Company.

2.   Additional Amounts.

     The Company will pay, as additional interest ("Additional Amounts"), to the holder of this Security or of any coupon appertaining hereto who is a United States Alien (as defined below) such amounts as may be necessary in order that every net payment of the principal of (and premium, if any) and interest on this Security, after withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the interest provided herein or any coupon appertaining hereto to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply to:

          (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such holder (or between a fiduciary, settlor or beneficiary of, or a person holding a power over, such holder, if such holder is an estate or trust, or a member of such holder, if such holder is a partnership) and the United States, including, without limitation, such holder (or such fiduciary, settlor, beneficiary, person holding a power or member) being or having been a citizen or resident or treated as a resident thereof or being or having been engaged in a trade or business therein or being or having been present therein or having or having had a permanent establishment therein, (ii) such holder's present or former status as a personal holding company, foreign personal holding company, passive foreign investment company, foreign private foundation or other foreign tax-exempt entity or controlled foreign corporation for United States tax purposes or a corporation which accumulates earnings to avoid United States Federal income tax, or (iii) such holder's status as a bank extending credit pursuant to a loan agreement entered into in the ordinary course of business;

          (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the holder of this Security or any coupon appertaining hereto for payment on a date more than 10 days after the date on which such payment became due and payable or on the date on which payment thereof is duly provided, whichever occurs later;

          (c) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

          (d) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or present or former connection with the United States of the holder or beneficial owner of such Security or any related coupon if such compliance is required by statute, regulation or ruling of the United

     States or any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

          (e) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of principal of and premium, if any, or interest on this Security;

          (f) any tax, assessment or other governmental charge imposed on interest received by a person holding, actually or constructively, 10 percent or more of the total combined voting power of all classes of stock of the Company entitled to vote; or

          (g) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of and premium, if any, or interest on any Security or interest on any coupon appertaining thereto if such payment can be made without such withholding by any other paying agent;

nor shall Additional Amounts be paid with respect to any payment of the principal of and premium, if any, or interest on this Security to a person other than the sole beneficial owner of such payment to the extent such beneficial owner would not have been entitled to the Additional Amounts had such beneficial owner been the holder of this Security or any coupon appertaining hereto.

     The term "United States Alien" means any person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership to the extent one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust, and the term "United States" means the United States of America, its territories and possessions.

     Except as specifically provided herein and in the Fiscal Agency Agreement, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

3.   Redemption.

     (a) The Securities are subject to redemption as necessary for the Company to continue to qualify for United States Federal tax treatment as a real estate investment trust under section 856(a)(6) of the Internal Revenue Code of the United States of America at a redemption price equal to 100% of the principal amount, together with accrued interest to the date fixed for redemption. Provisions of this Security that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Company shall notify the Fiscal Agent promptly of specific outstanding Securities to be called for redemption. Notwithstanding any other provision of this Section 3, with respect to redemptions, this Security will be immediately redeemable, at the option of and upon notice by the Company to the extent deemed sufficient in the opinion of the Company's Board of Trustees to prevent the holder hereof or any other person having an interest herein if this Security were thereupon converted from being deemed to own shares of beneficial interest of the Company ("Shares") in excess of the limits prescribed in
Article VI, Section 6.15 of the Company's Restated Declaration of Trust, as amended.

     (b) If, at any time, the Company shall determine that as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any amendment to or change in an official application or interpretation of such laws, regulations or rulings which change or amendment becomes effective on or after November 15, 1993 the Company has or will become obligated to pay to the holder of any Security or coupon Additional Amounts and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its election exercised at any time when such conditions continue to exist, redeem the Securities as a whole at a redemption price equal to 100% of the principal amount, together with accrued interest, if any, to the date fixed for redemption; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obliged to pay such Additional Amounts were a payment in respect of this Security then due; and provided further, that at the time such notice is given, such obligation to pay such Additional Amounts remains in effect.

     Prior to any redemption of the Securities pursuant to the preceding paragraph, the Company shall provide the Fiscal Agent with one or more certificates (signed by the President or any Vice President and the Treasurer or the Secretary) of the Company on which the Fiscal Agent may conclusively rely to the effect that the Company is entitled to redeem the Securities pursuant to such paragraph and that the conditions precedent to the right of the Company to redeem the Securities pursuant to such paragraph have occurred and a written opinion of counsel (who may be an employee of the Company) stating that all legal conditions precedent to the right of the Company to redeem the Securities pursuant to such paragraph have occurred.

     (c) The Company shall, except as set forth in the succeeding paragraph, redeem the Securities as a whole but not in part, at 100% of their principal amount, together with interest accrued to the date fixed for redemption, after determining, based on a written opinion of counsel, that any certification, identification or information reporting requirement of United States law or regulation with regard to the nationality, residence or identity of a beneficial owner of a Bearer Security or a coupon appertaining thereto who is a United States Alien (as defined in Section 2 hereof) would be applicable to a payment of principal of, premium, if any, or interest on a Bearer Security or a coupon appertaining thereto made outside the United States by the Company or a paying agent (other than a requirement (a) which would not be applicable to a payment made (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner, or (b) which could be satisfied by the holder, custodian, nominee or other agent certifying that the beneficial owner is a United States Alien, provided, however, in each case referred to in clauses
(a)(ii) and (b) payment by such custodian, nominee or agent to the beneficial owner is not otherwise subject to any requirement referred to in this sentence). The Company shall make such determination and will notify the Fiscal Agent thereof in writing as soon as practicable, stating in the notice the effective date of such certification, identification, or information reporting requirement and the dates within which the redemption shall occur, and the Fiscal Agent shall give prompt notice of such redemption in accordance with the Fiscal Agency Agreement. The Company shall determine the redemption date by notice to the Fiscal Agent at least 75 days before the redemption date, unless shorter notice is acceptable to the Fiscal Agent. Such redemption of the Securities must take place on such date, not later than one year after the publication of the initial notice of the Company's determination of the existence of such certification, identification or information reporting requirement. The Company shall not so redeem the securities, however, if the Company shall, based on a subsequent event, determine, based on a written opinion of counsel, not less than 30 days prior to the date fixed for redemption, that no payment would be subject to any requirement described above, in which case the Company shall notify the Fiscal Agent, which shall give prompt notice of that determination in accordance with the Fiscal Agency Agreement, and any earlier redemption notice shall thereupon be revoked and of no further effect and the Fiscal Agent shall have no liability whatsoever to the Company or to the holders of Securities with respect thereto.

     Notwithstanding the preceding paragraph, if and so long as the certification, identification or information reporting requirement referred to in the preceding paragraph would be fully satisfied by payment of United States withholding, backup withholding or similar taxes, the Company may elect, prior to the giving of the notice of redemption, to have the provisions of this paragraph apply in lieu of the provisions of the preceding paragraph. In that event, the Company will pay such Additional Amounts (without regard to Section 2 hereof) as are necessary in order that, following the effective date of such requirements, every net payment made outside the United States by the Company or a paying agent of the principal of, premium, if any, and interest on a Bearer Security or a coupon appertaining thereto to a holder who is a United States Alien (without regard to a certification, identification or information reporting requirement as to the nationality, residence or identity of such holder), after deduction for United States withholding, backup withholding or similar taxes (other than withholding, backup withholding or similar taxes (i) which would not be applicable in the circumstances referred to in the parenthetical clauses of the first sentence of the next preceding paragraph or
(ii) are imposed as a result of presentation of such Bearer Security or coupon for payment more than 10 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever is later), will not be less than the amount provided in the Bearer Security or the coupon to be then due and payable. If the Company elects to pay such Additional Amounts and as long as it is obligated to pay such Additional Amounts, the Company may subsequently redeem the Securities, at any time, in whole but not in part, upon not more than 60 days nor less than 30 days notice, at 100% of their principal amount, plus accrued interest to the date fixed for redemption and Additional Amounts, if any.

     (d) Notice of redemption will be given by publication in Authorized Newspapers (as defined in the Fiscal Agency Agreement) in The City of New York and in London, and, so long as the Securities are listed on the Luxembourg Stock Exchange, in Luxembourg, and by mail to holders of Registered Securities, in each case in the English language, all as provided in the Fiscal Agency Agreement. In the case of a redemption in whole at the option of the Company, notice will be given once not more than 60 nor less than 30 days prior to the date fixed for redemption. In the case of a partial redemption at the option of the Company, notice will be given twice, the first such notice to be given not more than 75 or less than 60 days prior to the date fixed for redemption and the second such notice to be given not more than 60 or less than 30 days prior to the date fixed for redemption. Neither the failure to give notice nor any defect in any notice given to any particular holder of a Security shall affect the sufficiency of any notice with respect to other Securities.

     Notices relating to the redemption of Securities whether at the option of the Company or the holder thereof shall specify: the date fixed for redemption or the Holder Redemption Date, as the case may be; the redemption price; the place or places of payment; that payment will be made upon presentation and surrender of the Securities to be redeemed, together, in the case of a Bearer Security, with all appurtenant coupons, if any, maturing subsequent to the date fixed for redemption; that interest accrued to the date fixed for redemption (unless the redemption date is an interest payment date) will be paid as specified in said notice; and that on and after said date interest thereon will cease to accrue. In the case of a redemption in part at the option of the Company, notices shall specify the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities outstanding after such partial redemption. The first notice shall specify the last date on which exchanges or transfers of Securities may be made, and the second notice shall specify the serial numbers of the Securities and the portions thereof called for redemption. In the case of a redemption in whole or in part by the Company, notices shall specify the date the conversion privilege expires in accordance with Section 4(a) hereof. Such notices shall also state that the conditions precedent, if any, to such redemption have occurred (and the Company shall so certify to the Fiscal Agent) and the last day for surrender of the Securities being redeemed.

     (e)  If notice of redemption has been given in the manner set forth in
Section 3(d) hereof with respect to Securities to be redeemed at the option of the Company, the Securities so to be redeemed shall become due and payable on the applicable redemption date specified in such notice and upon presentation and surrender of the Securities at the place or places specified in the notice given by the Fiscal Agent on behalf of the Company with respect to such redemption, together in the case of Bearer Securities with all appurtenant coupons, if any, maturing subsequent to the redemption date, the Securities shall be paid and redeemed by the Company, at the places and in the manner and currency herein specified and at the redemption price together with accrued interest, if any, to the redemption date; provided, however, that interest due in respect of coupons maturing on or prior to the redemption date shall be payable only upon the presentation and surrender of such coupons (at an office or agency located outside of the United States of America). If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the redemption date, such Security may be paid after deducting from the amount otherwise payable an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Fiscal Agent if they are furnished with such security or indemnity as they may require to save each of them and each other paying agency of the Company harmless. From and after the redemption date, if monies for the redemption of Securities shall have been available at the principal corporate trust office of the Fiscal Agent for redemption on the redemption date, the Securities shall cease to bear interest, the coupons for interest appertaining to Bearer Securities maturing subsequent to the redemption date shall be void, and the only right of the holders of such Securities shall be to receive payment of the redemption price together with accrued interest to the redemption date if the redemption date is an interest payment date. If monies for the redemption of the Securities are not made available for payment until after the redemption date, the Securities shall not cease to bear interest until such monies have been so made available.

4.   Conversion.

     (a) Subject to and upon compliance with the provisions of the Fiscal Agency Agreement, a holder of Securities is entitled, at his option, at any time on or after the Exchange Date (as defined in the Fiscal Agency Agreement) and on or before the close of business on November 15, 1998, or in case a Security or a portion thereof is called for redemption by the Company, or the holder thereof elects to have such Security or a portion thereof redeemed by the Company pursuant to Section 3(d) hereof, then in respect of such Security or such portion thereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the date fixed for redemption, to convert such Security (or any portion of the principal amount thereof which is U.S. $1,000 or an integral multiple thereof), at the principal amount thereof, or of such portion, into fully paid and nonassessable Shares (calculated as to each conversion to the nearest 1/1000 of a Share) at a Conversion Price equal to U.S. $37.125 aggregate principal amount of Securities for each Share (the "Conversion Price") (or at the current adjusted Conversion Price if an adjustment has been made as provided herein) by surrender of the Security, or in the case of a Security submitted for redemption pursuant to Section 3(d) hereof, satisfactory evidence of such submission, together with (i) if a Bearer Security, all unmatured coupons and any matured coupons in default appertaining thereto, and if a Registered Security (if so required by the Company or the Fiscal Agent), instruments of transfer in form satisfactory to the Company and the Fiscal Agent, duly executed by the registered holder or by his duly authorized attorney and (ii) the conversion notice hereon duly executed (a) at the Corporate Trust Office of the Fiscal Agent, or at such other office or agency of the Company as may be designated by it for such purpose in the City of New York, or (b) subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any such conversion agency, at the offices of Fleet National Bank, and Banque Generale du Luxembourg, 27 Avenue Monterey, L-2951 Luxembourg, or at such other offices or agencies as the Company may designate. Notwithstanding the foregoing, a holder may not convert any Security, and such Security shall not be convertible by any holder, if as a result of such conversion any person would then be deemed to own Shares in excess of the limits prescribed in Article VI, Section 6.15 of the Company's Restated Declaration of Trust, as amended, provided that the Company shall notify the Fiscal Agent from time to time with respect to the number of Shares that would exceed such limits.

     (b) In the case of any Registered Security which is converted after any Record Date and on or prior to the next succeeding Interest Payment Date (other than any Registered Security whose maturity is prior to such Interest Payment
Date), interest that is payable on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest shall be paid to the person in whose name that Registered Security is registered at the close of business on such Record Date. Except as otherwise provided in the immediately preceding sentence, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Shares issued upon conversion. Registered Securities surrendered for conversion during the period after the close of business on any Record Date next preceding any Interest Payment Date to the close of business on such Interest Payment Date shall (except in the case of Registered Securities or portions thereof which are called for redemption on a redemption date within such period) be accompanied by payment of any amount equal to interest payable on such Interest Payment Date on the principal amount being surrendered for conversion. No fractions of shares or scrip representing fractions of shares will be issued or delivered on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Fiscal Agency Agreement.

     (c) (i) In case at any time the Company shall pay or make a stock dividend or other distribution (payable otherwise than in cash out of its retained earnings) on any class of equity securities of the Company in Shares, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price by a fraction of which the numerator shall be the number of Shares outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such adjustment to become effective immediately after the opening of business on the day following the date fixed for such determination.

          (ii) In case at any time the Company shall (A) subdivide its outstanding Shares, (B) combine its outstanding Shares into a smaller number of shares, or (C) issue by reclassification of its Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) any shares, the Conversion Price in effect at the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Security surrendered for conversion after such time shall be entitled to receive the aggregate number and kind of shares which, if such Security had been converted immediately prior to such time, he would have owned upon such conversion and been entitled to receive upon such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

          (iii) In case at any time the Company shall fix a record date for the issuance of rights or warrants to all holders of its Shares entitling them to subscribe for or purchase Shares at a price per share less than the current market price per Share (determined as provided in paragraph (v) of this subsection (c)) on such record date, the Conversion Price in effect at the opening of business on the day following such record date, shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price by a fraction of which the numerator shall be the number of Shares outstanding at the close of business on such record date plus the number of Shares which the aggregate of the offering price of the total number of Shares so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of Shares outstanding at the close of business on such record date plus the number of Shares so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following such record date. Such reduction shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

          (iv) In case at any time the Company shall fix a record date for the making of a distribution, by dividend or otherwise, to all holders of its Shares, or evidences of its indebtedness or assets (including securities, but excluding (x) any dividend or distribution referred to in paragraph (i) of this subsection (c), any rights or warrants referred to in paragraph (iii) of this subsection (c), and (y) any dividend, return of capital or distribution paid in cash out of the retained earnings of the Company), then in each such case the Conversion Price in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the total number of outstanding Shares multiplied by the current market price per Share (as defined in paragraph (v) of this subsection (c) on such record date, less the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a statement filed with the Fiscal Agent) of the portion of the assets or evidences of indebtedness so to be distributed, and of which the denominator shall be the total number of outstanding Shares multiplied by such current market price per Share. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date has not been fixed.

          (v)  For the purpose of any computation under paragraphs (iii) and
(iv) of this subsection (c), the current market price per Share on any date shall be deemed to be the average of the Closing Prices for the 15 consecutive days upon which the principal trading market for the Shares is open selected by the Company commencing not less than 20 nor more than 30 days before the day in question. The Closing Price for any day shall be the last reported sales prices regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Shares are not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sale price quoted on the NASDAQ National Market System, or if not so quoted, as determined by the Company.

          (vi) The Company may make such adjustments in the Conversion Price, in addition to those required by paragraphs (i), (ii) and (iii) of this section, as it considers to be advisable in order that any event treated for United States Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

          (vii) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least twenty-five cents (U.S. $0.25) in such Conversion Price; provided, however, that any adjustment which by reason of this paragraph (vii) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this subsection (c) shall be made to the nearest cent or to the nearest 1/1000 of a Share, as the case may be.

     (d) Whenever the Conversion Price is adjusted and in the event of certain other corporate actions, as herein provided, the Company shall notify the Fiscal Agent and the Fiscal Agent shall notify the holders of Securities, all as provided in Sections 7(f) and 19 of the Fiscal Agency Agreement.

     (e) The Company shall, at all times from and after the date on which the Securities are convertible into Shares, have reserved and available, free from preemptive rights, out of its authorized but unissued Shares, for the purpose of effecting the conversion of Securities, the full number of Shares then issuable upon the conversion of all Securities. The Company covenants that all Shares which may be issued or delivered upon conversion of Securities will upon issuance be fully paid and nonassessable.

     (f) In case of any consolidation with, or merger of the Company into, any other corporation, or in case of any merger of another corporation into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding Shares of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, the corporation formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Fiscal Agent an amendment to the Fiscal Agency Agreement providing that the holder of each Security shall have the right during the period such Security shall be convertible as specified in section
(a) hereof to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of Shares of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer assuming, if such consolidation, merger, sale or transfer is prior to the period such Security shall be convertible as specified in subsection (a) hereof, that the Securities were convertible at such time at the initial Conversion Price as adjusted from November 15, 1993 to such time pursuant to paragraphs (i), (ii), (iii), (iv) and (vi) of subsection (c) hereof. Such amendment shall provide for adjustments which, for events subsequent to the effective date of such amendment, shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions of this subsection shall similarly apply to successive consolidations, mergers, sales or transfers.

5.  Events of Default.

     In the event that any of the following ("Events of Default") shall occur and be continuing:

     (a) the Company shall fail to pay when due the principal amount of any of the Securities whether at maturity or upon redemption or otherwise; or

     (b) the Company shall fail to pay any installment of interest or Additional Amounts (as described in Section 2 hereof) on any of the Securities for a period of 30 days after the date when due; or

     (c) the Company shall fail duly to perform or observe any other term, covenant or agreement contained in any of the Securities or in the Fiscal Agency Agreement for a period of 60 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall first have been given to the Company and the Fiscal Agent by the holders of at least 25% in aggregate principal amount of the Securities at the time outstanding; provided, however, that in the event the Company shall within the aforesaid period of 60 days commence legal action in a court of competent jurisdiction seeking a determination that the Company had not failed to duly perform or observe the term or terms, covenant or covenants or agreement or agreements specified in the aforesaid notice, such failure shall not be an Event of Default unless the same continues for a period of 10 days after the date of any final determination by such court to the effect that the Company had failed to duly perform or observe one or more of such terms, covenants or agreements; or

     (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of the property of it or ordering the winding-up or liquidation of the affairs of it and such decree or order shall remain unstayed and in effect for a period of 20 consecutive days; or

     (e) the Company shall commence a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall take any corporate action in furtherance of any of the foregoing; or

     (f) an event of default, as defined in any indenture or instrument evidencing or under which the Company shall have outstanding at least $10,000,000 (or its equivalent in another currency), in aggregate principal amount of indebtedness for borrowed money, shall happen and be continuing and such default shall involve the failure to pay the principal of such indebtedness (or any part thereof), when due and payable after the expiration of any applicable grace period with respect thereto, or such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and failure to pay shall not have been cured by the Company within 30 days after such failure or such acceleration shall not be rescinded or annulled within 30 days after notice thereof shall have first been given to the Company; provided that if such event of default under such indenture or instrument shall be remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of any of the holders of Securities;

then the holder of this Security may, at such holder's option, declare the principal of this Security and the interest accrued hereon (and Additional Amounts under Section 2 hereof, if any, thereon) to be due and payable immediately by written notice to the Company and the Fiscal Agent, and if any such Event of Default shall continue at the time of receipt of such written notice, the principal of this Security and the interest accrued hereon (and Additional Amounts, if any, hereon) shall become immediately due and payable, subject to the proviso of subsection (c) of this
Section 5. Upon payment of such amount of principal and interest (and Additional Amounts pursuant to Section 2 hereof, if any), all of the Company's obligations in respect of payment of principal of and interest on (and Additional Amounts, if any, on) this Security shall terminate. Interest on overdue principal and interest (and Additional Amounts, if any) shall accrue from the date on which such principal and interest (and Additional Amounts, if any) were due and payable to the date such principal and interest (and Additional Amounts, if any) are paid or duly provided for, at the rate borne by the Securities (to the extent payment of such interest shall be legally enforceable).

     If an Event of Default, as defined in this Section 5, with respect to the Securities, or an event which would, with the passing of time or the giving of notice, or both be an Event of Default, shall occur and be continuing, the Company shall within two business days of becoming aware thereof notify the Fiscal Agent in writing, of such Event of Default and the Fiscal Agent shall thereupon promptly notify all of the holders of the Securities of such Event of Default.

     The Company shall provide to the Fiscal Agent on each anniversary of the date hereof, a certificate to the effect that there is then existing no default with respect to the Securities, as defined in this Section.

6.   Merger, Consolidation, Sale, Conveyance or Assumption.

     (a) The Company will not merge or consolidate with, or sell or convey all or substantially all of its assets to, any other corporation (for purposes hereof "corporation" shall include business trusts, limited partnerships, business corporations and other business entities), unless (i) either (A) the Company shall be the surviving corporation in the case of a merger or (B) (I) the surviving, resulting or transferee corporation shall expressly assume the due and punctual payment (including Additional Amounts pursuant to Section 2 hereof, if any) of all the Securities, according to their tenor, and the due and punctual performance of all of the covenants and obligations of the Company under the Securities, the coupons and the Fiscal Agency Agreement, by supplemental agreement reasonably satisfactory to the Fiscal Agent, (II) immediately after such merger, consolidation, sale or conveyance, the Securities will not be subject to United States Federal estate tax as a result thereof, if held by a person who at the time of death is not a citizen or resident of the United States unless such successor corporation shall have agreed, by supplemental agreement, to indemnify the persons liable therefor for the amount of United States Federal estate tax attributable and paid in respect of any Securities includable in the gross estate of a person who at the time of death is not a citizen or resident of the United States or unless the Securities would be subject to United States Federal estate tax immediately prior to such merger, consolidation, sale or conveyance if held by a person who at the time of death is not a citizen or resident of the United States, and (III) the Fiscal Agent shall have received the documentation required under Section 15(a) of the Fiscal Agency Agreement, (ii) the surviving, resulting or transferee corporation, if not organized and validly existing under the laws of the United States, shall expressly agree to make payments under the Securities free of any deduction or withholding for or on account of taxes, levies, imposts and charges whatsoever imposed by or for the account of the jurisdiction where such successor corporation is generally subject to taxation (or any political subdivision or taxing authority thereof or therein) in a manner equivalent to that set forth herein, subject to the exceptions contained in such forms of the Securities, and (iii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger, consolidation, sale or conveyance, be in default in the performance of any covenants or obligations of the Company under the Securities or the Fiscal Agency Agreement. In calculating the amount of tax attributable to any Securities for purposes of sub-clause (II) above in accordance with the provisions of the Internal Revenue Code of 1986, as amended, the gross estate of the decedent shall be deemed to include only Securities issued under the Fiscal Agency Agreement.

     (b) Upon any merger, consolidation, sale, conveyance or assumption as provided in Section 6(a), the successor or assuming corporation shall succeed to and be substituted for, and may exercise every right and power of and be subject to all the obligations of, the Company under the Securities and Fiscal Agency Agreement, with the same effect as if such successor or assuming corporation had been named as the Company therein and herein and the Company shall be released from its liability as obligor under the Securities and Fiscal Agency Agreement.

7.   INTENTIONALLY OMITTED.

8.   Replacement, Transfer and Exchange of Securities.

     (a) In case any Security shall at any time become mutilated, destroyed, stolen or lost and such Security or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required) shall be delivered to the Fiscal Agent, a new Security of like tenor and date with appropriate interest coupons, if any, will be issued by the Company in exchange for the Security so mutilated, or in lieu of the Security so destroyed, stolen or lost, but, in the case of a destroyed, stolen or lost Security only upon receipt of evidence satisfactory to the Fiscal Agent and the Company that such Security was destroyed, stolen or lost, and if required by the Fiscal Agent or the Company, upon receipt also of indemnity satisfactory to the Fiscal Agent and the Company. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new

Security shall be borne by the owner of the Security so mutilated, destroyed, stolen or lost.

     (b) As provided in the Fiscal Agency Agreement and subject to certain limitations therein set forth, Bearer Securities (with all unmatured coupons appertaining thereto) are exchangeable at, subject to applicable laws and regulations, the offices of the paying agencies in London and Luxembourg or as designated by the Company for such purpose pursuant to the Fiscal Agency Agreement, for an equal aggregate principal amount of Registered Securities and/or Bearer Securities of authorized denominations, and Registered Securities are exchangeable at the Corporate Trust Office of the Fiscal Agent in Providence, Rhode Island or The City of New York or, subject to applicable laws and regulations, the offices of the paying agencies in London and Luxembourg or as designated by the Company for such purpose pursuant to the Fiscal Agency Agreement, for an equal aggregate principal amount of Registered Securities of authorized denominations as requested by the holder surrendering the same. Registered Securities will not be exchangeable for Bearer Securities. The Company shall not be required (a) to exchange Bearer Securities for Registered Securities during the period between the close of business on any May 15 or November 15 and the opening of business on the next succeeding interest payment date, or (b) in the event of a redemption in part, (i) to register the transfer of Registered Securities or to exchange Bearer Securities for Registered Securities during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption; (ii) to register the transfer of or exchange any such Registered Securities, or portion thereof, called for redemption; or (iii) to exchange any such Bearer Securities called for redemption; provided, however, that a Bearer Security called for redemption may be exchanged for a Registered Security which is simultaneously surrendered, with written instruction for payment on the date fixed for redemption, unless the date fixed for redemption is during the period between the close of business on any May 1 or November 1 and the close of business on the next succeeding interest payment date, in which case such exchange may only be made prior to the close of business on May 1 or November 1 immediately preceding the date fixed for redemption. The Company also shall not be required to exchange Securities if, as a result thereof, the Company would incur adverse consequences under United States Federal income tax laws in effect at the time of such exchange. In the event of redemption or conversion of a Registered Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the holder thereof.

     (c) The costs and expenses of effecting any exchange or registration of transfer pursuant to the foregoing provisions, except for the expenses of delivery by other than regular mail (if any) and except, if the Company shall so require, the payment of a sum sufficient to cover any tax or other governmental charge or insurance charges that may be imposed in relation thereto, will be borne by the Company.

     (d) The Company has initially appointed as registrar and transfer agent the Fiscal Agent acting through its principal corporate trust office in Providence, Rhode Island. The Company has also initially appointed Banque Generale du Luxembourg as a transfer agent. The Company may at any time terminate the appointment of the registrar and transfer agent and appoint additional or other registrars and transfer agents or approve any change in an office through which the registrar or transfer agent acts; provided that, until all of the Securities have been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the Securities have been made available for payment and either paid or returned to the Company as provided in the Securities, the Company will maintain a registrar and a transfer agent in The City of New York in the United States and in Luxembourg, so long as the Securities are registered on the Luxembourg Stock Exchange.

     (e) For purposes of the provisions of this Security and the Fiscal Agency Agreement, any Security authenticated and delivered pursuant to the Fiscal Agency Agreement shall, as of any date of determination, be deemed to be "outstanding", except for:

         (i) Securities previously converted, or canceled by the Fiscal Agent or delivered to the Fiscal Agent for cancellation;

        (ii) Securities which have been called for redemption by the Company in accordance with Section 3 hereof or which have become due and payable at maturity or otherwise and with respect to which monies sufficient to pay the principal thereof and interest thereon shall have been made available to the Fiscal Agent; or

       (iii) Securities in lieu of or in substitution for which other Securities have been authenticated and delivered pursuant to the Fiscal Agency Agreement; provided, however, that in determining whether the holders of the requisite principal amount of outstanding Securities are present at a meeting of holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any subsidiary thereof shall be disregarded and deemed not to be outstanding.

9.   Modifications and Amendments.

     (a) Without the consent of any holders of Securities or coupons, modifications of or amendments to the Fiscal Agency Agreement may be made for any of the following purposes:

           (i) to evidence the succession of another corporation to the Company in accordance with Section 6 hereof and the assumption by any such successor of the covenants of the Company in the Fiscal Agency Agreement or the Securities;

          (ii) to add to the covenants of the Company for the benefit of the holders of Securities or coupons, or to surrender any right or power herein conferred upon the Company;

         (iii) to permit payment of principal and interest on Bearer Securities in the United States, provided that such payment is permitted by United States tax laws and regulations then in effect;

          (iv) to make provision with respect to the conversion rights of holders of Securities pursuant to Section 4(f) hereof;

           (v) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein; and

          (vi) to make any other provisions with respect to matters or questions arising under this Security or the Fiscal Agency Agreement, provided such action pursuant to this clause (vi) shall not adversely affect the interests of the holders of Securities or coupons.

     (b) Modifications and amendments to the Fiscal Agency Agreement or to these Securities may be made, and future compliance with or past default by the Company under any of the provisions thereof may be waived, with the consent of the holders of at least a majority in aggregate principal amount of the Securities at the time outstanding, or of such lesser percentage as may act at a meeting of holders of Securities held in accordance with the provisions set forth herein; provided, that no such modification, amendment or waiver may, without the consent of the holder of each such Security affected thereby:

           (i) waive a default in the payment of the principal of or interest on any Security;

          (ii) change the stated maturity of the principal of or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or change the obligation of the Company to pay Additional Amounts pursuant to Section 2 hereof (except as permitted by subsection (a) of this Section 9), or change the coin or currency in which any Security or the interest thereon is payable, or convert any Securities as provided in Sections 3 and 4, respectively.

         (iii) reduce the requirements of Section 10 hereof for quorum or voting, or reduce the percentage in principal amount of the outstanding Securities the consent of whose holders is required for any amendment or modification of the Fiscal Agency

Agreement or the Terms and Conditions of the Securities or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Fiscal Agency Agreement or the Securities or certain defaults hereunder and thereunder and their consequences) provided for in these Terms and Conditions;

          (iv) change the obligation of the Company to maintain an office or agency in the City of New York and outside the United States; or

           (v) modify any of the provisions of this Section except to increase any such percentage or to provide that certain other provisions of the Fiscal Agency Agreement or the Securities cannot be modified or waived without the consent of the holder of each outstanding Security affected thereby.

It shall not be necessary for any act of holders of Securities under this Section to approve the particular form of any proposed amendment, modification or waiver, but it shall be sufficient if such act shall approve the substance thereof. Any modifications, amendments or waivers to the Fiscal Agency Agreement or to these Terms and Conditions will be conclusive and binding on all holders of the Securities, whether or not they have given such consent or, were present at such meeting, and on all holders of coupons, whether or not notation of such modifications, amendments or waivers is made upon the Securities or coupons, and on all future holders of Securities and coupons. Any instrument given by or on behalf of any holder of a Security in connection with any consent to any such modification, amendment or waiver will be irrevocable once given and will be conclusive and binding on all subsequent holders of such Security.

10.  Meetings and Votes of Holders.

     (a) A meeting of holders of Securities may be called at any time and from time to time pursuant to this Section for any of the following purposes: (i) to give any notice to the Company or to the Fiscal Agent, or to give any directions to the Fiscal Agent, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by holders of Securities pursuant to these Terms and Conditions; or (ii) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Securities under any other provision of the Fiscal Agency Agreement, under applicable law or under these Terms and Conditions.

     (b) Meetings of holders of Securities may be held at such place or places in Providence, Rhode Island or The City of New York or London as the Fiscal Agent or, in case of its failure to act, the Company or the holders calling the meeting shall from time to time determine.

     The Fiscal Agent may at any time call a meeting of holders of the Securities to be held at such time and at such place in any of such designated locations as the Fiscal Agent shall determine. Notice of every meeting of holders shall be made as specified in the Fiscal Agency Agreement.

     In case at any time the Company or the holders of at least 25% in aggregate principal amount of the Securities outstanding shall have requested the Fiscal Agent to call a meeting of the holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Fiscal Agent shall not have given the first notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the holders of Securities in the amount above specified may determine the time and the place in such designated locations for such meeting and may call such meeting to take any action authorized herein by giving notice thereof as provided in the Fiscal Agency Agreement.

     (c) To be entitled to vote at any meeting of holders of Securities, a person shall be (i) a holder of one or more Securities, or (ii) a person appointed by an instrument in writing as proxy for a holder or holders of Securities by such holder or holders, which proxy need not be a holder of Securities. The only persons who shall be entitled to be present or to speak at any meeting of holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Fiscal Agent and its counsel and any representatives of the Company and its counsel. The persons entitled to vote a majority in principal amount of the Securities shall constitute a quorum for the transaction of all business specified in subsection (a) hereof. No business shall be transacted in the absence of a quorum unless a quorum is represented when the meeting is called to order. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of the holders of Securities, be dissolved. In any other case the meeting shall be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in the Fiscal Agency Agreement. Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum the persons entitled to vote 25% in principal amount of the Securities outstanding shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the Securities that shall constitute a quorum. At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by Section 9 of these Terms and Conditions) shall be effectively passed and decided if passed or decided by the persons entitled to vote a majority in principal amount of the Securities represented and voting at such meeting, provided that such amount shall be not less than 25% in principal amount of the Securities outstanding. Any holder of a Security who has executed an instrument in writing appointing a person as his proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, however, that such holder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Any resolution effectively passed or decision taken at any meeting of the holders of Securities duly held in accordance with this Section 10 shall be binding on all the holders of Securities whether or not present or represented at the meeting.

     (d) The Fiscal Agent may make such reasonable regulations as it may deem advisable for any meeting of holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Bearer Securities shall be proved by the production of the Bearer Securities or by a certificate executed, as depositary, by, and the appointment of any proxy shall be proved by having the signature of the person executing the proxy witnessed or guaranteed by, in each case, any trust company, bank or banker satisfactory to the Fiscal Agent. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified herein or other proof. The holding of Registered Securities shall be proved by the registry books maintained in accordance with the Fiscal Agency Agreement or by a certificate or certificates of the Fiscal Agent in its capacity as the Company's agent for the maintenance of such books.

     (e) The Fiscal Agent shall, by an instrument in writing, appoint a temporary chairperson and a temporary secretary of the meeting, unless the meeting shall have been called by the Company or by the holders of Securities as provided herein and in the Fiscal Agency Agreement, in which case the Company or the holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairperson and a temporary secretary. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote. At any meeting each holder or proxy shall be entitled to one vote for each U.S. $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Securities challenged as not outstanding and ruled by the chairperson of the meeting to be not outstanding. The chairperson of the meeting shall have no right to vote, except as a holder or proxy. Any meeting of holders of Securities duly called at which a quorum is present may be adjourned from time to time by vote of the holders (or proxies for the holders) of a majority in principal amount of the Securities represented at the meeting and entitled to vote; and the meeting may be held as so adjourned without further notice.

     (f) The vote upon any resolution submitted to any meeting of holders of Securities shall be written ballots on which shall be subscribed the signatures of the holders of Securities or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided in the Fiscal Agency Agreement. Each copy shall be signed and verified by the affidavits of the chairperson and secretary of the meeting, and one of such copy shall be delivered to the Company and another to the Fiscal Agent to be preserved by the Fiscal Agent, the copy delivered to the Fiscal Agent to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

11.  Non-Business Days.

     In any case where the date of maturity of the principal of or interest on (or Additional Amounts, if any) the Securities or the date fixed for redemption of any Security shall be at any place of payment a Saturday, Sunday, a legal holiday or a day on which banking institutions in such place of payment are authorized or obligated by law to close, then payment of principal or interest (or Additional Amounts, if any) need not be made on such date at such place but may be made on the next succeeding day at such place of payment which is not a Saturday, Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law to close, with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

12.  Fiscal and Paying Agent.

     (a) In acting under the Fiscal Agency Agreement and in connection with the Securities, the Fiscal Agent is acting solely as agent of the Company and does not assume any obligation towards or relationship of agency or trust for or with the owner or holder of this Security or any interest coupon appertaining hereto, except that any funds held by the Fiscal Agent for payment on this Security shall be held in trust by it and applied as set forth herein, but need not be segregated from other funds held by it, except as required by law. For a description of the duties and the immunities and rights of the Fiscal Agent under the Fiscal Agency Agreement, reference is made to the Fiscal Agency Agreement, and the obligations of the Fiscal Agent to the holder hereof are subject to such immunities and rights.

     (b) Any monies paid by the Company to any paying agency for payment of principal of or interest on any Security (including Additional Amounts, if any, in respect thereof) and remaining unclaimed for two years after such payment has been made shall be repaid to the Company and to the extent permitted by law the holder of any Security shall thereafter look only to the Company for any payment thereof as a general unsecured obligation thereof and all liability of the Fiscal Agent with respect thereto shall cease.

     (c) No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest (including Additional Amounts, as described above) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert or redeem (at the request of a holder) this Security as provided herein or in the Fiscal Agency Agreement.

     Title to Bearer Securities and coupons shall pass by delivery. As provided in the Fiscal Agency Agreement and subject to certain limitations therein set forth, the transfer of Registered Securities is registrable on the Security Register upon surrender of a Registered Security for registration of transfer at the office or agency of the Company in Providence, Rhode Island or The City of New York, or, subject to applicable laws and regulations, at the offices of the paying agency in Luxembourg, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the holder thereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

13.  Notices.

     All notices to the holders of Securities will be published in an Authorized Newspaper (as defined in the Fiscal Agency Agreement) in Providence, Rhode Island, The City of New York and in London, and, as long as the Securities are listed on the

Luxembourg Stock Exchange, in Luxembourg. It is expected that publication in Providence, Rhode Island and The City of New York will be made in The Wall Street Journal (Eastern edition), in London in the Financial Times and in Luxembourg in the Luxemburger Wort. Notices shall be deemed to have been given on the date of publication as aforesaid or, if published on different dates, on the date of the first such publication. Notices will be mailed to registered holders of Registered Securities at their registered addresses as the same shall appear on the books of the Fiscal Agent on the day fifteen days prior to such mailing.

14.  GOVERNING LAW.

     (a) THE FISCAL AGENCY AGREEMENT, THE SECURITIES AND ANY COUPONS APPERTAINING THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     (b) THE COMPANY HAS APPOINTED FLEET NATIONAL BANK, 111 WESTMINSTER STREET, PROVIDENCE, RHODE ISLAND 02903 (ATTENTION: CORPORATE TRUST ADMINISTRATOR) AS ITS AGENT UPON WHOM PROCESS MAY BE SERVED IN ANY SUIT, ACTION OR PROCEEDING RELATING TO OR ARISING OUT OF THIS SECURITY, THE FISCAL AGENCY AGREEMENT OR ANY COUPON APPERTAINING HERETO, WITH A COPY TO THE COMPANY AT 128 TECHNOLOGY CENTER, WALTHAM, MASSACHUSETTS 02154 (ATTENTION: PRESIDENT).

15.  Authentication.

     This Security and any coupon appertaining thereto shall not become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by the Fiscal Agent acting under the Fiscal Agency Agreement.

16.  Warranty of the Issuer.

     Subject to Section 15 hereof, the Company hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Security and any coupons appertaining thereto, and to constitute the same legal, valid and binding obligations of the Company enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

17.  Accounting Terms.

     All accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with generally accepted accounting principles as applied in the United States.

     18.  Descriptive Headings.

     The descriptive headings appearing herein are for convenience of reference only and shall not alter, limit or define the provisions hereof.

                                TRANSFER NOTICE


     Only if a Registered Security or Shares issued upon conversion of any Security is transferred (if no registration statement covering such Shares is effective):


FOR VALUE RECEIVED, the undersigned Holder hereby sell(s), assign(s) and transfer(s) unto _____________________________ _______________________________
whose taxpayer identification number is ________________ and whose address including postal/zip code is __________________________________________________
___________________________________________________________ the within Security and all rights thereunder, hereby irrevocably constituting and appointing __________________________ attorney-in-fact to transfer said Security on the books of the Company with full power of substitution in the premises.


     In connection with the transfer of this Security, the undersigned Holder certifies that:


     [Check one)

     [         ]    (a)  This Security is being transferred to a
                         "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule
                         144A.

     [          ]   (b)  This Security is being transferred in an Offshore
                         Transaction (as defined in Regulation S under the Securities Act of 1933) in compliance with the exemption from registration under the Securities Act of 1933 provided by Regulation S.


[          ]   (c)  This Security is being transferred to a sophisticated institutional investor which is an "accredited investor"
                    (within the meaning of Rule 501(a)(l), (2), (3) or (7) under the Securities Act of 1933) in a transaction not involving any general solicitation or advertising.


Dated:                             Name:
      -------------                     ----------------------------------

                                   By:
                                      ------------------------------------

                                   Title:
                                         ---------------------------------

                                   NOTICE:   The signature of the Holder to this
                                   assignment must correspond with the name as written upon the face of the within instrument in every particular, without enlargement or any change whatsoever.

                                   SIGNATURE GUARANTEED

                                   --------------------------------------




TO BE COMPLETED BY A BROKER OR DEALER IF (c) ABOVE IS CHECKED:

     The undersigned represents and warrants that (i) it is a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, (ii) each person which will become a beneficial owner of this Security upon transfer is a sophisticated institutional investor which is an "accredited investor" (within the meaning of Rule 501(a)(l), (2), (3) or (7) under the Securities Act of
1933); (iii) no general solicitation or advertising was made or used by it in connection with the offer and sale of this Security to such person(s); and (iv) each such person has been notified that this Security has not been registered under the Securities Act of 1933 and is subject to the restrictions on transfer of the Security set forth herein and in the Fiscal Agency Agreement.

Dated:
      -------------                ---------------------------------------

                                   By:
                                      ------------------------------------

     IF NONE OF THE FOREGOING BOXES IS CHECKED, THE FISCAL AGENT SHALL NOT BE OBLIGATED TO REGISTER THE TRANSFER OF THIS SECURITY UNLESS AND UNTIL THE CONDITIONS TO ANY SUCH TRANSFER OF REGISTRATION SET FORTH HEREIN, ON THE FACE HEREOF AND IN THE FISCAL AGENCY AGREEMENT SHALL HAVE BEEN SATISFIED.

                               CONVERSION NOTICE


If or Bearer Security of denomination U.S. $1,000:

     The undersigned holder of this Security hereby irrevocably exercises the option to convert this Security into Shares of Meditrust in accordance with the terms of this Security and directs that such shares be registered in the name of and delivered, together with a check in payment for any fractional share, to the undersigned unless a different name has been indicated below. If shares are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:
      -------------


                                              ----------------------------
                                              Signature
                                              [MUST BE GUARANTEED]

If shares are to be registered
in the name of and delivered to
a person other than the holder,
please print such person's name
and address:

- -----------------------------

- -----------------------------

- -----------------------------

                                              HOLDER

                                              Please print name and address of
                                              holder:


                                              ------------------------------

                                              ------------------------------

                                              ------------------------------

                               CONVERSION NOTICE


If Registered Security or Bearer Security of denomination U.S. $10,000:

     The undersigned holder of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is U.S. $1,000 or an integral multiple thereof) below designated, into Shares of Meditrust in accordance with the terms of this Security, and directs that such Shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered (if a Registered Security) in the name of the undersigned unless a different name has been indicated below. If shares or Securities are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Dated:                                      ----------------------------
      --------------                        Signature
                                            [MUST BE GUARANTEED]


If shares or Securities are to              If only a portion of the registered
Person other than the holder,               in the name of a Securities is to be
please print such person's name             converted please indicate:
and address:                                l. Principal Amount to be con-
                                               verted:  U.S.$
- -----------------------------                                 ---------
                                            2. Kind, amount and denomina-
- -----------------------------               tion of Securities repre-
                                            senting unconverted prin-
- -----------------------------               cipal amount to be issued:

                                            Bearer-U.S.$______________

                                            Denominations:  U.S.$______
                                            (U.S. $1,000 or $10,000)

                                            Registered-U.S.$__________
                                            Denominations:  U.S.$______
                                            (U.S. $1,000 or an integral
                                            multiple thereof)

                                            REGISTERED SECURITIES ARE NOT
                                            EXCHANGEABLE FOR BEARER SECURITIES.

                                   EXHIBIT B

                           (FORM OF GLOBAL SECURITY)


     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS SECURITY NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY IN THE UNITED STATES OF AMERICA, ITS TERRITORIES OR POSSESSIONS ("UNITED STATES") OR TO CITIZENS, NATIONALS OR RESIDENTS THEREOF OR TO ANY CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF OR TO ANY ESTATE" OR TRUST WHICH IS SUBJECT TO UNITED STATES FEDERAL INCOME TAXATION REGARDLESS OF THE SOURCE OF ITS INCOME OR TO ANY OTHER PERSON DEEMED A U.S. PERSON UNDER REGULATION S UNDER THE SECURITIES ACT, EXCEPT BRANCHES OR AGENCIES OF UNITED STATES BANKS OR INSURANCE COMPANIES THAT OPERATE OUTSIDE THE UNITED STATES FOR VALID BUSINESS REASONS AS LOCALLY REGULATED BRANCHES OR AGENCIES ENGAGED IN THE BANKING OR INSURANCE BUSINESS AND NOT SOLELY FOR THE PURPOSE OF INVESTING IN SECURITIES NOT REGISTERED UNDER THE SECURITIES ACT ("UNITED STATES PERSONS") OTHER THAN ANY PORTION OF THIS SECURITY SOLD, SUBJECT TO CERTAIN RESTRICTIONS, PURSUANT TO REGULATION S UNDER THE SECURITIES ACT.

     ANY UNITED STATES PERSON WHO HOLDS THIS SECURITY WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.



                                   MEDITRUST

               (Originated in the Commonwealth of Massachusetts)


                     6-7/8% CONVERTIBLE DEBENTURES DUE 1998

                           TEMPORARY GLOBAL DEBENTURE


     Meditrust, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (the "Company") for value received, hereby promises to pay to bearer upon presentation and surrender of this Global Security the Principal sum of EIGHTY-SIX MILLION AND TWO HUNDRED AND FIFTY THOUSAND United States Dollars (U.S.$86,250,000) on November 15, 1998, and to pay interest thereon, from the date hereof, semiannually in arrears on May 15 and November 15 in each year, commencing May 15, 1994, at the rate of 6-7/8% per annum, until the principal hereof is paid or made available for payment, provided, however, that interest on this Global Security shall be payable only after the issuance of the Definitive Securities for which this Global Security is exchangeable and, in the case of Definitive Securities in bearer form, only upon presentation and surrender of the interest coupons thereto attached as they severally mature.

     This Global Security is one of a duly authorized issue of Securities of the Company designated as specified in the title hereof (the "Securities"). This Global Security and the Definitive Securities for which it is exchangeable, as described below, are limited to the aggregate principal amount of U.S.$86,250,000 and are entitled to the benefits of a Fiscal Agency Agreement of even date herewith (the "Fiscal Agency Agreement") among the Company and Fleet National Bank, as Fiscal Agent, Paying Agent, Security Registrar, and Conversion Agent (the "Fiscal Agent"). It is a temporary security and is exchangeable in whole or from time to time in part without charge upon request of the holder hereof for Definitive Securities in bearer form, with interest coupons attached, (a) not earlier than 40 days after the date hereof and (b) as promptly as practicable following presentation of certification, in the form set forth as Exhibits C and D of the Fiscal Agency Agreement for such purpose, that the beneficial owner or owners of this Global Security (or, if such exchange is only for a part of this Global Security, of such part) are not United States Persons. Upon any exchange of a part of this Global Security for Definitive Securities, the portion of the principal amount hereof so exchanged shall be endorsed by the Fiscal Agent on the Schedule of Exchanges hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

     Until exchanged in full for Definitive Securities, this Global Security shall in all respects be entitled to the same benefits under, and subject to the same terms and conditions of, the Fiscal Agency Agreement as Definitive Securities authenticated and delivered thereunder, except that neither the holder hereof nor the beneficial owners of this Global Security shall be entitled to receive payment of interest hereon, except as provided above, or to convert this Global Security into Shares of the Company or any other security, cash or other property.

     This Global Security shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     All terms used in this Global Security which are defined in the Fiscal Agency Agreement shall have the meanings assigned to them in the Fiscal Agency Agreement.

     Unless the certificate of authentication hereon has been executed by an authorized signatory of the Fiscal Agent, this Global Security shall not be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this Global Security to be duly executed in its corporate name by its duly authorized signatory.

Dated as of November 15, 1993


                                        MEDITRUST



                                        By:
                                           -------------------------------

                                        Name:
                                             -----------------------------

                                        Title:
                                              ----------------------------




                         CERTIFICATE OF AUTHENTICATION



This is the Global Security described in the within-mentioned Fiscal Agency Agreement.

                                   Fleet National Bank, as Fiscal Agent



                                   By:
                                       -----------------------------------
                                   Authorized Signatory

                                   EXHIBIT C

                       Form of Certificate to be Given by
                     The Euroclear Operator and CEDEL S.A.



                                 CERTIFICATION



                              U.S. $______________

                         6-7/8% Convertible Debentures
                                    due 1998
                               (the "Securities")


          This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Fiscal Agency Agreement, as of the date hereof, U.S.$__________ is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source or any other person deemed a "U.S. person" under Regulation S under the U.S. Securities Act of 1933, as amended ("United States persons").

          As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its territories and possessions, including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

          We further certify (i) that we are not making available herewith for exchange any portion of the Global Security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organization with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as the date hereof.

          We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


Dated:  ______________, 1993
*

                                             Yours faithfully,


                                        [--------------------------------
                                       (---------------------- Office)
                                             as Operator of the Euroclear
                                             System]


                                             [CEDEL S.A.]**


                                             By:
                                               ---------------------------






- ----------------------------------
* To be dated no earlier than the date which is 40 days after _____________, 1993.

**   Delete as appropriate.

                                   EXHIBIT D

                Form of Certificate of Beneficial Ownership for
                    Bearer Securities to be Provided to the
                      Euroclear Operator or to CEDEL S.A.



                                 CERTIFICATION



                             U.S. $________________

                         6-7/8% Convertible Debentures
                             due November 15, 1998

                               (the "Securities")


     This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to the United States Federal income taxation regardless of its source or any other person deemed a "U.S. person" under Regulation S under the United States Securities Act of 1933, as amended ("United States persons").

     As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its territories and possessions, including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     This certification excepts and does not relate to $____________ of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of Definitive Securities cannot be made until we do so certify.

     We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


Dated: ______________, 199_*


                                          [Name]



                                          By:
                                             --------------------------
                                          Signature
                                          As, or as agent for, the
                                          beneficial owner(s) of the
                                          Securities to which this
                                          certificate relates.






- ----------------------
* Not earlier than 15 days prior to the date which is 40 days after November 15, 1993.

                                   EXHIBIT E

                  Form of Certificate of Beneficial Ownership
                for Registered Securities to be Provided to the
                      Euroclear Operator or to CEDEL S.A.



     Please issue $_________ of the U.S.$____________ 6-7/8% Convertible
Debentures due 1998 (the "Securities"), of Meditrust held by you for our account in registered form. We hereby certify to you that we are not a U.S. person as defined in Regulation S under the United States Securities Act of 1933, as amended. The exact name of the beneficial holder that the Securities are to be registered in is as follows:

     We hereby certify that we have provided such certifications on Form W-8 or its equivalent as may be necessary to avoid imposition of withholding and/or back-up withholding under U.S. federal tax law with respect to any payments of interest on the Securities.

     We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or proceedings with respect to the matters covered by this certificate.


Dated:  ______________, 1993*


                                         [NAME]



                                         By:
                                            ---------------------------
                                         Signature

                                         [to be completed by the account holder
                                         as, or as agent for, the beneficial
                                         owner(s) of the Securities to which
                                         this certificate relates.]






- ---------------------
* To be dated not earlier than the date which is 40 days after November 15, 1993.